                          SCHEDULE 14A INFORMATION

                      PROXY STATEMENT PURSUANT TO SECTION
                  14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant /   /

Check the appropriate box:

/ X /     Preliminary Proxy Statement
/   /     Definitive Proxy Statement
/   /     Definitive Additional Materials
/   /     Soliciting Material Pursuant to Section 240.14a-11(c) or Section
          240.14a-12


                               The HighMark Group
                               3435 Stelzer Road
                              Columbus, OH  43219
          ------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


                            Martin E. Lybecker, Esq.
                          Ropes & Gray, Suite 800 East
                              One Franklin Square
                              1301 K Street, N.W.
                            Washington, D.C.  20005
          ------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (check the appropriate box):

/   /     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
          14a-6(i)(2).
/   /     $500 per each party to the controversy pursuant to Exchange Act Rule
          14a-6(i)(3).
/   /     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
          0-11.
/ X /     $125 per Item 22(a)(2) of Exchange Act Schedule 14A.

     1)   Title of each class of securities to which transaction applies:  N/A
     2)   Aggregate number of securities to which transaction applies:  N/A
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:* N/A
     4)   Proposed maximum aggregate value of transaction:  N/A

     * Set forth the amount on which the filing is calculated and state how it was determined.

/   /     Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount previously paid:  N/A
          2)   Form, Schedule or Registration Statement No.:  N/A
          3)   Filing Party:  N/A
          4)   Date Filed:  N/A

Notes:

                              THE HIGHMARK GROUP

                   Notice of Special Meeting of Shareholders
                           to be held March 11, 1996

          A special meeting of the shareholders of The HighMark Group (the "Group"), will be held at 9:00 a.m. at the offices of BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio on March 11, 1996, for the following purposes:

1.        Agreements With The Investment Adviser.
          To consider a new Investment Advisory Agreement and to ratify the continuation of the Sub-Administration, Sub-Transfer Agency and Custodian Agreements. This new Investment Advisory Agreement is required because the pending merger of The Mitsubishi Bank, Limited and The Bank of Tokyo, Ltd. and the related combination of their respective subsidiaries BanCal Tri-State Corporation, The Bank of California, N.A. ("BOC"), and Union Bank may cause a legal termination of the existing Investment Advisory Agreement between the Group and BOC. There will be no change in the Group's investment objectives or investment policies or in the duties of BOC, which will be renamed Union Bank of California, N.A. ("UBOC"), as a result of the approval of the new Investment Advisory Agreement. There will be no change in the fees payable by the Group to UBOC as a result of approval of the new Investment Advisory Agreement. No significant changes in the personnel of the investment adviser are currently planned. The new Investment Advisory Agreement is contingent upon and will be effective upon the consummation of the mergers and reorganization described above.

2.        Trustees.
          To approve or disapprove the election of the Board of Trustees;

3.        Independent Accountant.
          To ratify the selection of Deloitte & Touche LLP as independent accountants to the Group; and

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

          The Board of Trustees has fixed December 15, 1995 as the record date for determination of shareholders entitled to vote at this meeting.

                                           By Order of the Trustees

                                           [Nancy E. Converse]
                                           Secretary

January 22, 1996

YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                               THE HIGHMARK GROUP

                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

                                PROXY STATEMENT

        The enclosed proxy is solicited on behalf of the Board of Trustees (the "Trustees") of The HighMark Group (the "Group"). The proxy is revocable at any time before it is voted by sending written notice of the revocation to the Group or by appearing personally at the March 11, 1996 special meeting of shareholders of the Group (the "Special Meeting"). The cost of preparing and mailing the notice of meeting, the proxy card, this proxy statement and any additional proxy material has been or is to be borne by The Bank of California, N.A. ("BOC"), the Group's investment adviser. Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, fax or personal interview conducted by certain officers or employees of the Group or of BISYS Fund Services Ohio, Inc. (the Group's shareholder servicing agent) or BISYS Fund Services, Inc. (the Group's administrator) or, if necessary, a commercial firm retained for this purpose. In the event that the shareholder signs and returns the proxy ballot, but does not indicate a choice as to any of the items on the proxy ballot, the proxy attorneys will vote those shares in favor of such proposal(s).

        Only shareholders of record at the close of business on December 15, 1995 will be entitled to vote at the Special Meeting. On December 15, 1995, the Group had outstanding 1,140,915,397.019 shares of beneficial interest ("Shares"), each Share being entitled to one vote, and each fractional Share being entitled to a proportionate fractional vote. On the same date, The HighMark Growth Fund (the "Growth Fund") had outstanding 2,595,090.229 Shares, The HighMark Income and Growth Fund (the "Income and Growth Fund") had outstanding 479,994.486 Shares, The HighMark Income Equity Fund (the "Income Equity Fund") had outstanding 17,462,477.287 Shares, The HighMark Balanced Fund (the "Balanced Fund") had outstanding 2,825,192.229 Shares, the HighMark Bond Fund (the "Bond Fund") had outstanding 5,907,507.298 Shares, The HighMark Government Bond Fund (the "Government Bond Fund") had outstanding 481,669.770 Shares, The HighMark Diversified Obligations Fund (the " Diversified Obligations Fund") had outstanding 378,403,466.350 Shares, The HighMark U.S. Government Obligations Fund (the "U.S. Government Obligations Fund") had outstanding 207,059,191.130 Shares, The HighMark 100% U.S. Treasury Obligations Fund (the "100% U.S. Treasury Obligations Fund") had outstanding 312,663,648.070 Shares. The HighMark California Tax-Free Fund (the "California Tax-Free Fund") had outstanding 170,482,455.440 Shares, the HighMark Tax-Free Fund (the "Tax-Free Fund") had outstanding 42,554,704.730 Shares, The HighMark Intermediate California Municipal Bond Fund (the "California Municipal Fund") had outstanding 0 Shares and The HighMark Intermediate Municipal Bond Fund (the "Municipal Fund") had outstanding 0 Shares.

          For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. Under the Investment Company Act of 1940 (the "1940 Act"), the affirmative vote necessary to approve the matter under consideration may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

          The Group's executive offices are located at 3435 Stelzer Road, Columbus, Ohio 43219. This proxy statement and the enclosed notice of meeting and proxy card are first being mailed on or about January 22, 1996.

          A copy of the Group's Annual Report dated July 31, 1995 is available upon request and may be obtained by calling 1-800-433-6884.



                              SUMMARY OF PROPOSALS

          This Special Meeting is being called for the following purposes: (1) to approve or disapprove a new investment advisory agreement between the Group and BOC (the "New Investment Advisory Agreement"), and to ratify or reject continuation of the following agreements to which BOC is also a party: the Sub-Administration Agreement, the Sub-Transfer Agency Agreement and the Custodian Agreement. The New Investment Advisory Agreement will be dated, and the continuation of the other agreements will be effective upon the later of
(i) approval of the New Investment Advisory Agreement and ratification of the continuation of the Sub-Administration Agreement, the Sub-Transfer Agency Agreement and the Custodian Agreement by shareholders and Trustees of the Group or (ii) the consummation of a series of merger and reorganization transactions between BOC's ultimate parent, The Mitsubishi Bank, Limited ("MBL") and The Bank of Tokyo, Ltd. ("BOT") and their respective California subsidiaries, BanCal Tri-State Corporation ("Tri-State"), BOC and Union Bank ("Union"). As a result of the Merger, BOC will be renamed Union Bank of California, N.A. ("UBOC"); (2) to approve or disapprove the election of the Board of Trustees;
(3) to ratify the selection of Deloitte & Touche LLP as independent accountants to the Group; and (4) to transact such other business as may properly come before the meeting or any adjournment thereof.

          Approval of Proposal (1) with respect to any of the thirteen separate investment funds of the Group (each a "Fund," or collectively, the "Funds") requires the affirmative vote of: (a) 67% or more of the Shares of such Fund present at the Special Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (b) more than 50% of the outstanding Shares of such Fund, whichever is less.

          Approval of Proposals (2) and (3) requires the affirmative vote of a majority of the outstanding voting Shares (as defined in the 1940 Act) of the Group.

                                  PROPOSAL (1)

                       APPROVAL OR DISAPPROVAL OF THE NEW
                       INVESTMENT ADVISORY AGREEMENT AND
                        RATIFICATION OR REJECTION OF THE
                    CONTINUATION OF THE SUB-ADMINISTRATION,
                            THE SUB-TRANSFER AGENCY
                          AND THE CUSTODIAN AGREEMENTS

THE NEW INVESTMENT ADVISORY AGREEMENT

          Consideration of the New Investment Advisory Agreement is being requested because of the pending merger of MBL and BOT and the related combination of their subsidiaries, Tri-State, BOC and Union. The New Investment Advisory Agreement between the Group and the combined California bank, which will be renamed Union Bank of California, N.A. ("UBOC") would take effect upon the later of (i) approval of the New Investment Advisory Agreement by shareholders of the Group or (ii) the consummation of the Merger.

          Here are some of the factors you should consider in determining whether to approve the New Investment Advisory Agreement:

              The Board of Trustees has unanimously approved the New Investment Advisory Agreement;

              There will be no change in the Group's investment objectives or investment policies or in the duties of BOC as a result of approval of the New Investment Advisory Agreement;

              There will be no change in the fees payable by the Group to UBOC for advisory services as a result of approval of the New Investment Advisory Agreement; and

              The Board of Trustees has been advised that UBOC management currently intends that no significant changes in the persons currently responsible for providing investment advice to the Group will be made by UBOC following the consummation of the Merger.

          BOC, 400 California Street, Post Office Box 45000, San Francisco, CA 94104, serves as investment adviser to each Fund pursuant to an investment advisory agreement dated May 8, 1992 (the "Present Investment Advisory
Agreement" ).   Investment advisory and management services are provided to each Fund of the Group by MERUS Capital Management ("MERUS"), a division of BOC.

          Union, BOC and Tri-State, BOC's Delaware holding company, have signed an Agreement and Plan of Reorganization, dated as of September 27, 1995 (the "Reorganization Agreement"), a related Plan of Merger, dated as of September 27, 1995 (the "Merger Agreement") and a related Purchase and Assumption Agreement (the "Purchase Agreement"), dated as of September 27, 1995 (the Reorganization Agreement, the Merger Agreement and the Purchase Agreement are collectively the "Merger Agreements"). See "Proposed Merger" below. Consummation of the Merger will not alter the relationship between BOC and the Group, and BOC will remain the entity responsible for providing investment advisory services to the Group following the Merger. However, the Merger will cause BOC to change its name to UBOC. To the extent the Merger might be deemed to result in a change in ownership of BOC, the Present Investment Advisory Agreement would automatically terminate in accordance with its terms as required by the 1940 Act. Thus, approval of the New Investment Advisory Agreement by shareholders of the Group is being sought in order to avoid any interruption in the provision of advisory services to the Group.

          On November 29, 1995, the Trustees, including a majority of the Trustees who are not interested persons of the Group or BOC, as defined in the 1940 Act, approved the New Investment Advisory Agreement with UBOC, pursuant to which UBOC will continue to act as the Group's investment adviser. THE TERMS OF THE NEW INVESTMENT ADVISORY AGREEMENT ARE IDENTICAL TO THOSE OF THE PRESENT INVESTMENT ADVISORY AGREEMENT WITH RESPECT TO DUTIES, FEES AND THE STANDARD OF CARE. The effective date of the New Investment Advisory Agreement will be the later of (i) approval by shareholders of the New Investment Advisory Agreement or (ii) the date of the consummation of the Merger (the "Closing Date"). It is currently expected that the Closing Date will occur on or about April 1, 1996. UBOC will be headquartered at 350 California Street, San Francisco, California.

          Copies of the Present Investment Advisory Agreement and the New Investment Advisory Agreement appear as Exhibits A and B, respectively, to this proxy statement.

          The initial form of the Present Investment Advisory Agreement naming BOC as investment adviser was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Group or BOC, as defined in the 1940 Act, on June 11, 1987 and was most recently reapproved, in its current form dated May 8, 1992, on June 21, 1995. As required by the 1940 Act, such shareholder approval was obtained prior to the commencement of operations of each Fund. The Present Investment Advisory contract was last submitted to a vote of shareholders on January 9, 1992 for the purpose of approval of changes in the term and the payment of brokerage commissions on Fund portfolio transactions.

          The terms of the New Investment Advisory Agreement (which are materially unchanged from the Present Investment Advisory Agreement) provide that UBOC, subject to the direction of the Board of Trustees, will provide a continuous investment program for each Fund, including investment research and management with respect to all securities and investments and cash equivalents in said Funds. UBOC will determine from time to time what securities and other investments will be purchased, retained or sold by the Group with respect to the Funds. For its services under the Present Investment Advisory Agreement, BOC is entitled to receive an annual fee from each Fund of the lesser of:
(a)(i) for the U.S. Government Obligations, Diversified Obligations, 100% U.S. Treasury Obligations, Tax-Free and California Tax -Free Funds, a fee computed daily and paid monthly at the annual rate of forty one-hundredths of one percent (.40%) of such Funds' first $500 million of average daily net assets, thirty-five one-hundredths of one percent (.35%) of the next $500 million of average daily net assets, and thirty one-hundredths of one percent (.30%) of the remaining average daily net assets and (ii) for the Balanced, Growth, Government, Income and Growth, Intermediate California, Intermediate Municipal, Income Equity and Bond Funds, a fee computed daily and paid monthly at the annual rate of one percent (1.00%) of such Funds' first $40 million of average daily net assets and sixty one-hundredths of one percent (.60%) of the remaining average daily net assets, or (b) such fee as may from time to time be agreed upon in writing by the Group and BOC.

          These fees are identical in amount to the fees to which each of the Funds will be contractually subject under the New Investment Advisory Agreement.

          The Present Investment Advisory Agreement and the New Investment Advisory Agreement each provides that BOC or UBOC, respectively, may, from time to time and for such periods as it deems appropriate, further reduce its compensation by voluntarily limiting the expenses of the Funds. During the fiscal year ended July 31, 1995, BOC earned aggregate investment advisory fees of $5,315,609 and waived an aggregate of $1,051,529. The California Municipal Fund and the Municipal Fund had not yet commenced operations during the fiscal year ended July 31, 1995.

          For the fiscal year ended July 31, 1995, investment advisory fees paid to, and voluntarily reduced by BOC, on a Fund by Fund basis, were as follows:

                                           Investment         Fees
                                           Advisory           Voluntarily
                                           Fees Paid          Reduced
                                           ----------------   --------------

          Growth Fund                      $37,349            $158,716

          Income and Growth Fund           $0                 $56,251

          Income Equity Fund               $1,419,062         $11,439

          Balanced Fund                    $83,790            $168,408

          Bond Fund                        $271,150           $250,310

          Government Bond Fund             $0                 $46,447

                                           Investment         Fees
                                           Advisory           Voluntarily
                                           Fees Paid          Reduced
                                           ----------------   --------------

          Diversified Obligations Fund     $1,429,494         $0

          U.S. Government Obligations
          Fund                             $729,094           $0

          100% U.S. Treasury Obligations
          Fund                             $920,611           $0

          California Tax-Free Fund         $267,095           $326,450

          Tax-Free Fund                    $157,964           $33,508


          If approved by shareholders at this Special Meeting, the New Investment Advisory Agreement will continue until July 31, 1996, unless terminated, and may be renewed from year to year thereafter by the Board of Trustees. The continuation of the New Investment Advisory Agreement must be approved (a) by a majority vote of the Trustees, including a majority of the Trustees who are not parties to the New Investment Advisory Agreement or interested persons of the Group or BOC, as defined in the 1940 Act, cast in person at a meeting called for that purpose and (b) by a vote of a majority of the outstanding voting securities of a Fund. The New Investment Advisory Agreement may be terminated as to a particular Fund at any time on sixty days' written notice, without the payment of any penalty, by the Group (by vote of the Group's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund) or by UBOC. The New Investment Advisory Agreement may not be assigned and shall terminate automatically in the event of its assignment, as defined in the 1940 Act. The New Investment Advisory Agreement provides that it may be amended only by an instrument in writing signed by the party against which enforcement of the change is sought.

          As does the Present Investment Advisory Agreement, the New Investment Advisory Agreement provides that UBOC shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the New Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of UBOC in the performance of its duties or from reckless disregard by UBOC of its obligations and duties under the New Investment Advisory Agreement.

          The Trustees of the Group, including the Trustees who are not interested persons of the Group or BOC as defined in the 1940 Act, reviewed and unanimously approved the New Investment Advisory Agreement in person at a meeting on November 29, 1995 and have directed that it be submitted to the shareholders of the Group for their approval.

          If the New Investment Advisory Agreement is approved by shareholders and the Merger is thereafter consummated, the New Investment Advisory Agreement will be executed and become effective on the Closing Date. In the event the Merger is not consummated, the Present Investment Advisory Agreement will continue in accordance with its terms. In the event the Merger is consummated and the New Investment Advisory Agreement is not approved, the Board of Trustees will consider what further actions should be taken.

PROPOSED MERGER

          The terms of the proposed merger provide that (i) MBL and BOT will engage in a merger transaction in which MBL will be the surviving entity and will change its name to The Bank of Tokyo-Mitsubishi, Ltd. ("BOTM"), and (ii) as soon as practicable thereafter, the California bank subsidiaries of BOT and MBL, Union and BOC, respectively, will combine to become Union Bank of California, N.A.

          The combination of the California banking subsidiaries of BOT and MBL will be accomplished pursuant to (i) an Agreement and Plan of Reorganization (the "Reorganization Agreement") among Union, BOC and Tri-State, (ii) an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which Tri-State will merge with and into Union, with Union being the surviving corporation, and (iii) a Purchase and Assumption Agreement (the "Purchase Agreement"), between Union and BOC pursuant to which Union will transfer substantially all of its banking business and other assets to BOC in exchange for BOC's assumption of substantially all of the liabilities of Union and the issuance by BOC to Union of 26,117,714 shares of common stock, $15.00 par value. In a practical sense, the transactions under the Reorganization Agreement, the Merger Agreement and the Purchase Agreement will be effected as a single, integrated transaction.

          Following the transactions described above, BOC will be renamed Union Bank of California, N.A., referred to herein as UBOC. UBOC will succeed by operation of law to all rights, obligations, properties, assets, investments, deposits, demands, and agreements covered by the Purchase Agreement, and to all properties, assets, investments, agreements, rights, and obligations of Union under all fiduciary or representative capacities (e.g., trusts and executorships). After this transfer to UBOC of substantially all its banking business, Union will voluntarily relinquish its California banking license and its federal deposit insurance and will be strictly a bank holding company for UBOC and its non-bank subsidiaries and will be renamed UnionBanCal Corporation ("UBCC")

          Immediately following the combination of the California subsidiaries, UBCC will own approximately 94% of the outstanding shares of Common Stock of UBOC. BOTM will in turn own approximately 81% of the issued and outstanding UBCC Common Stock. In addition to its indirect ownership of UBOC through its ownership of 81% of UBCC Common Stock, BOTM will also own directly approximately 6% of the common stock of UBOC. As a consequence, both UBCC and BOTM will be deemed to control UBOC for purposes of the 1940 Act.

          The Group has been advised that, after careful review and consideration, the Group's Board of Trustees believes the Merger will provide significant value to its shareholders and enable them to participate in the expanded opportunities for growth that the Merger will make possible.

          Consummation of the Merger is subject to the satisfaction of certain conditions, including the receipt of all necessary regulatory approvals. Approval of the Merger by the shareholders of Union and BOC is being solicited. Shareholders of the Group are not being asked to vote on the Merger. The Merger Agreements may be terminated and the Merger abandoned at any time prior to the Closing Date by the mutual consent of the parties or upon the occurrence of other events specified in the Merger Agreements. Completion of the Merger will occur as soon as practicable after satisfaction or waiver of the applicable conditions, which the parties anticipate will occur by April 1, 1996.


THE SUB-ADMINISTRATION AGREEMENT

          BOC acts as sub-administrator for each of the Group's Funds pursuant to the Sub-Administration Agreement between The Winsbury Company (now known as BISYS Fund Services ("BISYS")) and BOC dated December 23, 1991. (A copy of the Sub-Administration Agreement is attached hereto as Exhibit C.) At a meeting held on November 29, 1995, the Group's Board of Trustees approved the continuation of the Sub-Administration Agreement with UBOC. The Sub-Administration Agreement was ratified by a majority of the outstanding Shares of each Fund at a meeting of shareholders held on January 9, 1992. All of the terms of the Sub-Administration Agreement will remain unchanged. The Board of Trustees is seeking shareholder ratification of the Sub-Administration Agreement at this time for advisory purposes only.

          As Sub-administrator for each Fund, BOC assists BISYS in providing such administrative services as may be reasonably requested by BISYS from time to time. Such services may include clerical, bookkeeping, accounting, stenographic and administrative services which will enable BISYS to more efficiently perform its obligations under the Administration Agreement. Under the Sub-Administration Agreement, BOC is entitled to receive a fee from BISYS with respect to each Fund at an annual rate up to .05% of the Fund's average daily net assets, plus BOC's related out-of-pocket expenses.

          For the fiscal year ended July 31, 1995, sub-administration fees paid to BOC were as follows:

                                                                                                     Fees
                                                                      Sub-Administration             Voluntarily
                                                                      Fees Paid                      Reduced
                                                                      ------------------             -----------
          Growth Fund  . . . . . . . . . . . . . . . . . .                $  5,204.48               $  4,364.04
          Income and Growth Fund   . . . . . . . . . . . .                $      0.00               $  2,525.54
          Income Equity Fund   . . . . . . . . . . . . . .                $ 80,398.52               $ 30,315.53
          Balanced Fund  . . . . . . . . . . . . . . . . .                $  9,450.47               $  3,650.86
          Bond Fund  . . . . . . . . . . . . . . . . . . .                $ 22,939.79               $  9,582.10
          Government Bond Fund   . . . . . . . . . . . . .                $    720.96               $  2,160.91
          Diversified Obligations Fund   . . . . . . . . .                $135,085.72               $ 51,240.93
          U.S. Government Obligations Fund   . . . . . . .                $ 68,960.52               $ 26,190.11
          100% U.S. Treasury Obligations Fund  . . . . . .                $ 87,050.63               $ 33,564.35
          California Tax-Free Fund   . . . . . . . . . . .                $ 56,432.25               $ 21,114.70
          Tax-Free Fund  . . . . . . . . . . . . . . . . .                $ 18,091.25               $  6,699.56


          The Administration Agreement permits BISYS to subcontract its services thereunder, provided that BISYS will not be relieved of its obligations under the Administration Agreement by the appointment of a subcontractor and BISYS shall be responsible to the Group for all acts of the subcontractor as if such acts were its own, except for losses suffered by any Fund resulting from willful misfeasance, bad faith, or gross negligence by the subcontractor in the performance of its duties or for reckless disregard by it of its obligations and duties.

          The Sub-Administration Agreement provides that BOC will use its best efforts to ensure the accuracy of all services performed under the Agreement but that BOC will not be liable to the Group or BISYS for any action taken or omitted by BOC in the absence of bad faith, willful misfeasance, or negligence or for reckless disregard by it of its obligations and duties. BOC will assume no responsibility under the Sub-Administration Agreement, and will not be liable, for any damage, loss of data, delay or any other loss whatsoever caused by events beyond its reasonable control. The Sub-Administration Agreement further provides that BISYS will indemnify and hold harmless BOC, its employees, agents, directors, officers, and nominees from and against any and all claims, demands, actions, and suits, whether groundless or otherwise, and from and against any and all judgments, liabilities, losses, damages, costs, charges, counsel fees, and other expenses of every nature and character arising out of or in any way relating to BOC's actions taken or nonactions with respect to the performance of services under the Agreement with respect to a Fund or based, if applicable, upon reasonable reliance on information, records, instructions, or requests with respect to such Fund given or made to BOC by a duly authorized representative of BISYS; provided that this indemnification shall not apply to actions or omissions of BOC in cases of its own bad faith, willful misfeasance, or negligence or reckless disregard by it of its obligations and duties.

          The Sub-Administration Agreement will remain in effect until July 31, 1996 and will thereafter continue in effect as to a particular Fund for successive periods of twelve months ending on July 31st of each year unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the then-current term. The Sub-Administration Agreement may be terminated during the initial term by either party as to a particular Fund at any time on sixty days' written notice to the other party.

THE SUB-TRANSFER AGENCY AGREEMENT

          BOC acts as sub-transfer agent for each of the Group's Funds pursuant to the Sub-Transfer Agency Agreement between The Winsbury Service Corporation (now know as BISYS Fund Services Ohio, Inc. "(BISYS Ohio")) and BOC dated as of February 22, 1989. (A copy of the Sub-Transfer Agency Agreement is attached hereto as Exhibit D). At a meeting held on November 29, 1995, the Group's Board of Trustees approved the continuation of the Sub-Transfer Agency Agreement with UBOC. All of the terms of the Sub-Transfer Agency Agreement will remain unchanged. The Sub-Transfer Agency Agreement was initially approved by a majority of the outstanding Shares of each Fund at a meeting of shareholders held on February 22, 1989, and was ratified by shareholders at a meeting on January 9, 1992. The Board of Trustees is seeking shareholder ratification of the Sub-Transfer Agency Agreement at this time for advisory purposes only.

          As sub-transfer agent, BOC performs sub-transfer agency services with respect to investments in each of the Group's Funds through certain accounts maintained with BOC and its affiliates. These services include the processing of purchases and redemptions of Shares and the maintenance of shareholder transfer and accounting records, such as the history of purchases, redemptions, dividend distributions, and similar transactions in the shareholder's account.

          For its services as sub-transfer agent, BISYS Ohio has agreed to pay BOC with respect to the Group's Balanced Fund, Growth Fund, Income Equity Fund, Bond Fund, Government Bond Fund, Income and Growth Fund, California Municipal Fund and Municipal Fund an annual base fee of $12.00 per shareholder account with respect to the first 101 through 2,999 shareholder accounts invested in a Fund and an annual base fee of $9.00 per shareholder account with respect to 3,000 or more shareholder accounts invested in a Fund; BISYS Ohio has agreed to pay BOC with respect to the Group's U.S. Government Obligations Fund, Diversified Obligations Fund, 100% U.S. Treasury Obligations Fund, Tax-Free Fund and California Tax-Free Fund an annual base fee of $15.00 per shareholder account with respect to 101 or more shareholder accounts invested in the Fund. (The number of shareholder accounts for purposes of determining the base fee is calculated on a monthly basis and the base fee does not apply when 100 or less shareholder accounts have been invested in a Fund.) BOC is also entitled to be reimbursed by BISYS Ohio for postage, handling fees, and reasonable costs of supplies used by BOC in the performance of its sub-transfer agency services.

          For the fiscal year ended July 31, 1995, sub-transfer agency fees paid to BOC were as follows:

                                                               Subtransfer
                                                               Agent
                                                               Fees Paid
                                                               ------------

          Growth Fund   . . . . . . . . . . . . . . . . . .  $ 3,695.00
          Income and Growth Fund  . . . . . . . . . . . . .       $0
          Income Equity Fund  . . . . . . . . . . . . . . .  $31,292.00
          Balanced Fund   . . . . . . . . . . . . . . . . .       $0
          Bond Fund   . . . . . . . . . . . . . . . . . . .  $ 4,391.00
          Government Bond Fund  . . . . . . . . . . . . . .       $0
          Diversified Obligations Fund  . . . . . . . . . .  $ 4,911.00
          U.S. Government Obligations Fund  . . . . . . . .       $0
          100% U.S. Treasury Obligations Fund   . . . . . .  $   526.25
          California Tax-Free Fund  . . . . . . . . . . . .       $0
          Tax-Free Fund   . . . . . . . . . . . . . . . . .       $0


          The Sub-Transfer Agency Agreement provides that it will continue in effect unless terminated with respect to a particular Fund upon thirty days' written notice by one party to the other party. The Agreement also provides that BOC will use its best efforts to ensure the accuracy of all services performed under the Sub-Transfer Agency Agreement, and that BISYS Ohio will indemnify and hold harmless BOC, its employees, agents, directors, and officers from and against any and all claims, demand, actions, and suits, whether groundless or otherwise and from and against any and all judgments, liabilities, losses, damages, costs, charges, counsel fees, and other expenses of every nature and character arising out of or in any way relating to BOC's actions taken or non-actions with respect to the performance of services under the Agreement or based, if applicable, upon information, instructions, or requests made to BOC by an officer or employee of BISYS Ohio; provided that this indemnification does not apply to actions or omissions of BOC in cases of its own bad faith, willful misconduct or gross negligence.

THE CUSTODIAN AGREEMENT

          BOC acts as custodian for each of the Group's Funds pursuant to the Custodian Agreement between BOC and the Group dated December 23, 1991. (A copy of the Custodian Agreement is attached hereto as Exhibit E). At a meeting held on November 29, 1995, the Group's Board of Trustees approved the continuation of the Custodian Agreement with UBOC. As the Group's custodian, BOC's responsibilities include safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of each Fund's securities, and collecting interest and dividends on each Fund's investments.

          The Custodian Agreement was approved by a majority of the outstanding Shares of each of the Group's Funds at a meeting of shareholders held on January 9, 1992. All of the terms of the Custodian Agreement will remain unchanged. The Board of Trustees is seeking Shareholder ratification of the Custodian Agreement at this time for advisory purposes only.

          Under the Custodian Agreement, BOC is entitled to receive a custodian fee from each Fund at an annual rate of .02% of the Fund's average daily net assets, with an annual minimum fee of $2,500 per Fund. In addition, BOC is entitled to charge each Fund transactional, holding and disbursement fees involving each Fund's assets. BOC is entitled to be reimbursed by the Group for reasonable out-of-pocket expenses incurred in connection with its duties under the Custodian Agreement, and charges each Fund a flat fee for particular types of transactions involving the receipt and delivery of the Fund's securities.

          For the fiscal year ended July 31, 1995, custodian fees paid to BOC under the Custodian Agreement were as follows:

                                                               Fees
                                                  Custodian    Voluntarily
                                                  Fees Paid    Reduced
                                                  ---------    ---------------

          Growth Fund   . . . . . . . . . .           $0       $34,541
          Income and Growth Fund  . . . . .           $0       $25,817
          Income Equity Fund  . . . . . . .    $  76,450            $0
          Balanced Fund   . . . . . . . . .           $0       $28,297
          Bond Fund   . . . . . . . . . . .    $  37,760            $0
          Government Bond Fund  . . . . . .           $0       $14,584
          Diversified Obligations Fund  . .    $ 111,937            $0
          U.S. Government Obligations Fund.    $  78,529            $0
          100% U.S. Treasury Obligations
            Fund  . . . . . . . . . . . . .    $  56,901            $0
          California Tax-Free Fund  . . . .    $  58,008            $0
          Tax-Free Fund   . . . . . . . . .    $  38,800            $0


          The Custodian Agreement will remain in effect until July 31, 1996 and will thereafter continue in effect as to a particular Fund for successive periods of twelve-months ending on July 31st of each year, provided that such continuation is specifically approved at least annually by the Group's Board of Trustees or by vote of the outstanding Shares of the Fund and, in either case, by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of any party to the Custodian Agreement. The Custodian Agreement is terminable at any time as to a particular Fund without penalty by the Trustees, by a majority of the outstanding Shares of that Fund or by either party upon sixty days' written notice to the other party. The Custodian Agreement also provides that BOC will exercise reasonable care in carrying out the provisions of the Custodian Agreement but that BOC will be liable only for its own negligence or bad faith acts or failures to act. Under the Custodian Agreement, each Fund will indemnify BOC and hold it harmless from and against all claims, liabilities, and expenses

(including attorneys' fees) with respect to such Fund which BOC may suffer or incur on account of acting as the custodian under the Agreement except such claims, liabilities, and expenses arising from BOC's own negligence or bad faith.

TRUSTEES' RECOMMENDATIONS AND OTHER INFORMATION

          The New Investment Advisory Agreement and the continuation of the Sub-Administration Agreement, the Sub-Transfer Agency Agreement and the Custodian Agreement were approved by the Board of Trustees of the Group, including a majority of the Trustees who are not interested persons of the Group as defined in the 1940 Act, at a meeting held on November 29, 1995.

          THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE GROUP VOTE FOR THE PROPOSED NEW INVESTMENT ADVISORY AGREEMENT. Unlike the New Investment Advisory Agreement, which must be approved by shareholders in order to avoid any interruption in the provision of advisory services to the Group, as explained above under the heading "The New Investment Advisory Agreement," the Sub-Administration Agreement, the Sub-Transfer Agency Agreement and the Custodian Agreement are being presented to shareholders for ratification at this time for advisory purposes only, and the Trustees also recommend that shareholders of the Group vote FOR ratification of these Agreements.

          In making these recommendations, the Trustees have considered information relating to UBOC status following the completion of the Merger, including present capabilities and expertise in serving as investment adviser, sub-administrator, sub-transfer agent and custodian to the Group. They have reviewed the terms of each Agreement, including the fact that no effective net change to the Group's investment advisory, sub-administration, sub-transfer agent or custodian fees is being proposed. The Trustees have also considered the fact that UBOC would continue to be familiar with the Group and their shareholder base.

          Pursuant to the Present Investment Advisory Agreement, MERUS determines, subject to the general supervision of the Board of Trustees of the Group and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute its portfolio transactions. While MERUS generally seeks competitive spreads or commissions on behalf of each of the Funds, the Group may not necessarily pay the lowest spread or commission available on each transaction. Allocation of transactions to various dealers is determined by MERUS in its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to MERUS may receive orders for transactions by the Group. Information so received is in addition to and not in lieu of services required to be performed by MERUS and does not reduce the advisory fees payable to BOC by the Group. Such information may be useful to MERUS in serving both the Group and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to MERUS in carrying out its obligations to the Group.

          In connection with their recommendations to shareholders to vote for the Agreements, the Trustees were advised by BOC that no significant changes in the persons currently responsible for providing investment advice to the Group are currently planned to be made by UBOC following consummation of the merger. BOC also advised the Trustees that it intends to examine all mutual fund activities of the combined entities subsequent to consummation of the Merger, and that management of the Group would be involved in the examination of these activities. Accordingly, BOC has advised the Trustees that it is unable to predict whether changes will be recommended which would materially impact the Group's operations or when such changes, if recommended, would be proposed. Nevertheless, the Trustees, including all members of the Board of Trustees who are not interested persons of the Group, BOC, or UBOC concluded that UBOC will be fully capable of performing the services contemplated by the New Investment Advisory Agreement, the Sub-Administration Agreement, the Sub-Transfer Agency Agreement and the Custodian Agreement and recommended that the New Investment Advisory Agreement be approved by the shareholders of the Group, and that the continuation of the Sub-Administration Agreement, the Sub-Transfer Agency Agreement and the Custodian Agreement be ratified by shareholders of the Group.

          In regard to the New Investment Advisory Agreement, the 1940 Act provides that, in connection with the sale of any interest in an investment adviser which results in the "assignment" of an investment advisory contract, an investment adviser of a registered investment company, or an affiliated person of such investment adviser, may receive any amount or benefit if (i) for a period of three years after the sale, at least 75% of the members of the Board of Trustees of the investment company are not interested persons of the investment adviser or the predecessor adviser, and (ii) there is no "unfair burden" imposed on the investment company as a result of such sale or any express or implied terms, conditions or understanding applicable thereto. For this purpose, "unfair burden" is defined to include any arrangement during the two-year period after the transaction, whereby the investment adviser or its predecessor or successor investment advisers, or any interested persons of any such adviser, receives or is entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company other than bona fide ordinary compensation as principal underwriter for such company, or (ii) from the investment company or its security holders for other than bona fide investment advisory or other services. This provision of the 1940 Act was enacted by Congress in 1975 to make it clear that an investment adviser (or an affiliated person of the adviser) can realize a profit on the sale of the adviser's business subject to the two safeguards described above. The majority of the members of the Board of Trustees of the Group is not and will not be comprised of interested persons of BOC or UBOC. (See Proposal (2) below, identifying the interested Trustees of the Group.) Additionally, the Board of Trustees of the Group has received assurance from BOC that no "unfair burden" will be imposed on the Group as a result of the proposed transaction.

          THE BOARD OF TRUSTEES OF THE GROUP RECOMMENDS THAT THE SHAREHOLDERS APPROVE THE NEW INVESTMENT ADVISORY AGREEMENT AND THAT SHAREHOLDERS RATIFY THE CONTINUATION OF THE SUB-ADMINISTRATION AGREEMENT, THE SUB-TRANSFER AGENCY AGREEMENT AND THE CUSTODIAN AGREEMENT.

                                  PROPOSAL (2)

                         ELECTION OF BOARD OF TRUSTEES

          At the Special Meeting, shareholders of the Group will be asked to elect five Trustees to the Board of Trustees, one of whom, Frederick J. Long, is a new nominee who has been serving as a Trustee to date by appointment by the other members of the Board. The current Board of Trustees of the Group, including a majority of the Trustees who are not interested persons, as defined in the 1940 Act, has selected and proposed for election the nominees listed below. Each trustee who is elected will hold office until the next meeting of shareholders of the Group and until such trustee's successor shall have been elected and shall have qualified, or until such trustee's term is terminated as provided in the Group's Declaration of Trust and By-laws. The Group is a Massachusetts business trust, and is therefore not required to hold annual meetings of shareholders. Consequently, the trustees who are elected at the Special Meeting could serve for extended periods of time without shareholder approval.

          If the nominees withdraw from election or are otherwise unavailable to serve as Trustee, the proxies will be voted for such other persons as the Board of Trustees may choose, or the size of the Board of Trustees may be reduced as necessary pursuant to the Group's Declaration of Trust and By-laws. The nominees listed below have consented to being named in this Proxy Statement and to serve if elected. The table below sets forth certain information about the nominees.

                              TRUSTEE   BUSINESS EXPERIENCE DURING
NAME                          SINCE     PAST FIVE YEARS                           AGE
Thomas L. Braje               1987      Vice President and Chief Financial         52
1000 Alfred Nobel Drive                 Officer of Bio Rad Laboratories,
Hercules, CA  94547                     Inc.

David A. Goldfarb             1987      Partner, Goldfarb & Simens,                53
111 Pine Street                         Certified Public Accountants
18th Floor
San Francisco, CA  94111

Joseph C. Jaeger              1987      Senior Vice President and                  60
100 First Street                        Chief Financial Officer,
San Francisco, CA  94105                Delta Dental Plan of California

Frederick J. Long             1993      President and Chief Executive              60
520 Pike Street                         Officer, Acordia Northwest, Inc.,
20th  Floor                             Acordia/Pettit-Morry Company
Seattle, WA  98101                      (insurance brokerage)

Stephen G. Mintos*            1987      Employee, and prior to                     41
3435 Stelzer Road                       October 1993, a limited partner
Columbus, OH  43219                     of BISYS Fund Services


--------------

* Indicates an "interested person" of the Group as defined in the Investment Company Act of 1940. Mr. Mintos is an interested person of the Group because he is an employee of BISYS Fund Services, Inc., the Group's administrator and distributor.

(1) Mr. Mintos also serves as a Trustee of the following registered investment companies: The Parkstone Group of Funds, The Pacific Capital Funds and The Riverfront Funds.

          The disinterested Trustees received a quarterly fee of $750 for services as trustee and $1,500 for each meeting of the Board attended, and were also reimbursed for expenses incurred in connection with attendance at meetings of the Board of Trustees. The Trustees, if elected, will continue to receive the same fees as enumerated above. For the fiscal period ended July 31, 1995, the disinterested Trustees received fees aggregating $42,000.

          During the fiscal year ended July 31, 1995, there were five meetings of the Board of Trustees. Each Trustee attended at least 75% of the meetings. There are no committees of the Board of Trustees. As of November 17, 1995, the trustees and officers of the Group owned beneficially less than 1% of the outstanding Shares of the Group and of each Fund.

          For the disinterested Trustees, the following table sets forth information concerning fees paid and retirement benefits accrued during the fiscal year ended July 31, 1995:

---------------------------------------------------------------------------
 (1)                 (2)             (3)         (4)          (5)
 NAME OF             AGGREGATE       PENSION OR  ESTIMATED    TOTAL
 TRUSTEE             COMPENSATION    RETIREMENT  ANNUAL       COMPENSATION
                     FROM GROUP      BENEFITS    BENEFITS     FROM FUND
                                     ACCRUED AS  UPON         COMPLEX PAID
                                     PART OF     RETIREMENT   TO TRUSTEES
                                     FUND
                                     EXPENSES
---------------------------------------------------------------------------
 Thomas J. Braje       $10,500          None         None        $10,500
---------------------------------------------------------------------------
 David A. Goldfarb     $10,500          None         None        $10,500
---------------------------------------------------------------------------
 Joseph C. Jaeger      $10,500          None         None        $10,500
---------------------------------------------------------------------------
 Frederick J. Long     $10,500          None         None        $10,500
---------------------------------------------------------------------------

          THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE TO ELECT EACH NOMINEE TO THE BOARD OF TRUSTEES.

                    INFORMATION ABOUT MBL, TRI-STATE AND BOC

          MBL, with 52.71 trillion yen in assets and a 115-year history, is one of the world's leading commercial banks. In Japan, MBL provides a broad range of financial services to consumers and corporations. These services are made available through a network of 346 banking offices located primarily in the Tokyo and Osaka regions. MBL is also very active overseas. The Mitsubishi Bank Group, an international network of 72 branches, offices, and subsidiaries in 27 countries, serves its Japanese and foreign clientele in such areas as corporate banking, project finance, trade finance, and treasury and foreign exchange. The Mitsubishi Bank Group is engaged in a variety of investment banking activities in the world's principal capital markets. These activities include bond underwriting and dealing, developing financial derivative products, and providing M&A and other financial advisory services. MBL is one of Japan's most widely traded and broadly owned corporations, with 46,994 registered shareholders as of March 31, 1995. Its shares are listed in Japan on the Tokyo, Osaka, Kyoto, and Sapporo stock exchanges and overseas on the New York, London, Paris, Zurich, Geneva, and Basel stock exchanges.

          Tri-State is a registered bank holding company incorporated under the laws of Delaware, which conducts banking business primarily through its principal subsidiary, BOC, a national banking association. MBL owns 100% of the outstanding shares of Tri-State and 17% of the outstanding shares of BOC Common Stock. Tri-State owns the remaining 83% of the outstanding shares of BOC Common Stock. As BOC and its subsidiaries represented more than 99% of Tri-State's total assets and total revenues at June 30, 1995, the following business discussion focuses on BOC and its subsidiaries.

          BOC has operated in California since 1864. With total assets of approximately $7.9 billion as of September 30, 1995, BOC offers full banking and fiduciary services and was ranked as the sixth largest bank in California in terms of total assets as of that date. At September 30, 1995, BOC maintained 46 banking offices in California, Oregon and Washington and six branches and six representative offices in foreign countries and an international banking subsidiary in New York.

          BOC offers a variety of credit products, including commercial, real estate, installment, accounts receivable, inventory and agricultural loans, and loans to financial institutions and public entities of all sizes. In addition, BOC provides depository and non-credit services such as checking, cash management, personal and business (employee benefit) trust, investment, financial advisory and automated business services to its commercial customers. Most of BOC's domestic business activity is with customers in California, Oregon and Washington. Substantially all of BOC's real estate construction and mortgage loans are secured by property located in these states.

          BOC also provides consumer banking services through its branch system, primarily consisting of checking and savings accounts, money market accounts, personal and residential loans, MasterCard(R) and Visa(R) , safe deposit facilities and other related financial services.

          BOC has been involved in international operations since its inception. BOC extends credit to foreign central and commercial banks, foreign governments and their agencies and domestic and foreign corporations engaged in international business. In addition, BOC is active in the financing of foreign trade. BOC places deposits with and receives deposits from domestic and foreign banks which operate in the Eurocurrency market and receives deposits at its foreign branches from foreign and domestic customers. Non-credit international services also are provided, including correspondent banking and funds transfer services. Most of BOC's foreign business activity is with customers in Asia.

          BOC provides trust services in California, Oregon and Washington. BOC's principal trust offices are located in San Francisco, Los Angeles, Portland, Seattle and Tacoma. Personal trust services include trust administration, probate administration, and investment advisory, agency and custody services. Employee benefit trust services include trust administration and custody and investment advisory services relating to corporate retirement plans, individual retirement accounts, Keogh plans and other retirement or health and welfare plans.

          BOC, both directly and through its NASD registered broker-dealer subsidiary, BankCal Investment Services, Inc., provides a broad range of investment products. Through its staff located in San Francisco, Los Angeles, Portland and Seattle, BOC provides fixed income securities, money market instruments, mutual funds, annuities and equity securities to BOC's corporate, public entity, financial institution and individual customers.


          BOC also serves as investment advisor to the Equity Income Portfolio and as investment sub-advisor to the Large Cap Value Portfolio of the SEI Institutional Managed Trust. BOC may reduce its fee, in its descretion. As of September 30, 1995, the assets and advisory or sub-advisory fees, as applicable, of these funds were as follows:

                                 Asset Value               Ratio of Advisory
                                 -----------               Fee to Net Assets
                                                           -----------------

Equity Income Portfolio         $250,609,000.00                  0.25%

Large Cap Value Portfolio       $331,592,000.00                  0.20%


          Tri-State's and BOC's principal executive offices are located at 400 California Street, San Francisco, CA 94104; telephone number (415) 765-0400.

                        INFORMATION ABOUT BOT AND UNION

          The Bank of Tokyo Group is one of Japan's premier international financial institution. Founded in 1946 as successor to the Yokohama Specie Bank, which was established in 1880, BOT has been the most prominent force in Japan's foreign exchange market. In addition to foreign exchange, BOT offers an array of services to its internationally oriented clients in such fields as corporate finance, global service banking, investment advisory services and project finance. These services are carried out through a network of approximately 400 international offices, subsidiaries, sub-branches and associated institutions. BOT has 26.78 trillion yen in assets.

          Union is a California banking corporation formed in 1952. Union is the fourth largest commercial bank in California, with $19 billion in assets at September 30, 1995, and the [THIRTIETH] largest commercial bank nationally, based on deposits at such date. BOT owned approximately 71.54 percent of the issued and outstanding Union Common Stock at September 30, 1995.

          Union has 209 offices throughout California, primarily centered in the San Diego, Los Angeles, Orange County and San Francisco metropolitan areas. It also has licensed loan production offices for either commercial, consumer or residential loans in five California cities and Dallas, Texas. It has four overseas banking offices located in Guam (2), Saipan and Grand Cayman, a representative office in Tokyo, Japan and International Banking Facilities in San Francisco and Los Angeles.

          Union provides a wide range of financial services, including trust and investment management services, to California consumers, small businesses, middle market companies and major corporations, and has a strong position in providing financial services for growing Pacific Rim companies in California through its affiliation with BOT's Pacific Rim network. Union maintains relationships with a significant number of the Japanese-owned businesses in California, and assists U.S. companies in establishing businesses in Japan and other Pacific Rim countries.

          Union serves consumers, smaller businesses, and government and nonprofit institutions through its 209 offices in California. It has seven commercial banking offices in the state through which extensive services are provided to California's corporate middle market, such as lines of credit, accounts receivable and inventory financing, foreign trade financing and an array of cash-management services. Union considers its principal market for this segment of Union to be businesses with sales between $20 million and $200 million. Union lends statewide to the California real estate market primarily through the three geographic regions of its real estate industries area. Union also provides specialized lending services to corporate customers, a variety of banking services in the institutional and deposit markets, and asset management services for individuals and businesses. Union has twelve subsidiaries that provide various types of services to Union and its customers.

          Union's principal executive offices are located at 350 California Street, San Francisco, California 94104; telephone number (415) 445-0442.

                             OFFICERS AND DIRECTORS

          The principal executive officers and directors of UBOC will be:

 NAME                  PROPOSED POSITION      PRINCIPAL
 ----                  ------------------     ---------
                       WITH UBOC              OCCUPATION
                       ---------              ----------

 Alexander D. Calhoun  Director.  A director  Of Counsel, Graham
                       of Union               & James, Attorneys
                       since 1968.            at Law, since
                                              1992.  General
                                              Partner, 3638
                                              Washington
                                              Associates.

 Richard D. Farman     Director.  A director  President, Chief
                       of Union               Operating Officer
                       since 1988.            and Director of
                                              Pacific
                                              Enterprises since
                                              1993.  Former
                                              Chief Executive
                                              Officer Southern
                                              California Gas
                                              Company, a
                                              subsidiary of
                                              Pacific
                                              Enterprises.

 NAME                  PROPOSED POSITION      PRINCIPAL
 ----                  ------------------     ---------
                       WITH UBOC              OCCUPATION
                       ---------              ----------

 Stanley F. Farrar     Director.  A director  Partner, Sullivan
                       of BOC                 & Cromwell since
                       since 1984.            1984.

 Herman E. Gallegos    Director.  A director  Independent
                       of Union               management
                       since 1988.            consultant since
                                              1982.  Former U.S.
                                              Public Delegate to
                                              the 49th United
                                              Nations General
                                              Assembly.
                                              Chairman of the
                                              Board, Gallegos
                                              Institutional
                                              Investors
                                              Corporation
                                              (retired).
                                              Director of
                                              Pacific Telesis
                                              Group and Pacific
                                              Bell.

 Jack L. Hancock       Director.  A director  Executive Vice
                       of Union               President of
                       since 1994.            Pacific Bell
                                              (retired).
                                              Director of
                                              Whittaker
                                              Corporation.

 Richard C. Hartnack   Vice Chairman of the   Former Executive
                       Board of UBOC.  Vice   Vice President of
                       Chairman of the Union  The First National
                       Board since 1991.      Bank of Chicago.

 NAME                  PROPOSED POSITION      PRINCIPAL
 ----                  ------------------     ---------
                       WITH UBOC              OCCUPATION
                       ---------              ----------

 Roy A. Henderson      Vice Chairman of the   Chairman of
                       Board                  LoPresti Flight
                       of UBOC.  A director   Concepts.  Former
                       of BOC                 President and
                       since 1993.            Chief Operating
                                              Officer of Puget
                                              Sound Bank.


 Harry W. Low          Director.  A director  Mediator/Arbitrator,
                       of Union               Judicial
                       since 1993.            Arbitration &
                                              Mediation
                                              Services, Inc.
                                              since 1992.
                                              Presiding Justice,
                                              State of
                                              California Court
                                              of Appeals, 1st
                                              District
                                              (retired).

 Mary S. Metz          Director.  A director  Dean of University
                       of Union               Extension,
                       since 1988.            University of
                                              California,
                                              Berkeley since
                                              1991.  President
                                              Emerita of Mills
                                              College.  Director
                                              of Pacific Telesis
                                              Group, Pacific Gas
                                              & Electric Co. and
                                              Longs Drugs
                                              Stores.

 Raymond E. Miles      Director.  A director  Professor, Haas
                       of BOC                 School of
                       since 1987.            Business,
                                              University of
                                              California,
                                              Berkeley since
                                              1963.

 J. Fernando Niebla    Director.  A director  Chairman and Chief
                       of BOC                 Executive Officer
                       since 1994.            of Infotec
                                              Development, Inc.
                                              since 1979.

 NAME                  PROPOSED POSITION      PRINCIPAL
 ----                  ------------------     ---------
                       WITH UBOC              OCCUPATION
                       ---------              ----------

 Hiroo Nozawa          Deputy Chairman of     Chairman,
                       the Board              President and
                       and Chief Operating    Chief Executive
                       Officer of UBOC.       Officer of BOC
                       Chairman, President    since 1994.  A
                       and Chief Executive    director of MBL
                       Officer of BOC since   since 1992 and of
                       1994.  A director of   BOC since 1994.
                       MBL since 1992 and of  Former Senior
                       BOC since              Officer of
                       1994.  Former Senior   Mitsubishi.
                       Officer of
                       Mitsubishi.

 Sidney R. Peterson    Director.  A director  Consultant and
                       of Union               private investor
                       since 1988.            since 1984.
                                              Chairman and Chief
                                              Executive Officer
                                              of Getty Oil
                                              Company (retired).
                                              Director of Avery
                                              Dennison
                                              Corporation,
                                              NICOR, Inc.,
                                              Global Natural
                                              Resources, Inc.
                                              and Group
                                              Technologies
                                              Corporation.

 Carl W. Robertson     Director.  A director  Managing Director
                       of BOC                 of Warland
                       since 1975.            Investments
                                              Company since
                                              1985.

 Charles R. Scott      Director.  A director  Chairman and Chief
                       of BOC                 Executive Officer
                       since 1990.            of Leadership
                                              Centers USA since
                                              1995.  Former
                                              President and
                                              Chief Executive
                                              Officer of The
                                              Actava Group and
                                              Intermark Inc.
                                              Vice Chairman and
                                              Director of Pier I
                                              Imports, Inc.

 Paul W. Steere        Director.  A director  Member, Bogle &
                       of BOC                 Gates, P.L.L.C.
                       since 1981.            since 1966.
                                              Director of
                                              Accordia
                                              Northwest, Inc., a
                                              subsidiary of
                                              Accordia, Inc.

 NAME                  PROPOSED POSITION      PRINCIPAL
 ----                  ------------------     ---------
                       WITH UBOC              OCCUPATION
                       ---------              ----------

 Henry T. Swigert      Director.  A director  Chairman of ESCO
                       of BOC                 Corporation since
                       since 1989.            1979.

 Robert M. Walker      Vice Chairman of the   Former Vice
                       Board of UBOC.  Vice   Chairman of the
                       Chairman of the Union  Board and Chief
                       Board since 1992.      Credit Officer of
                                              Valley National
                                              Bank of Arizona.

 Blenda J. Wilson      Director.  A director  President of
                       of Union               California State
                       since 1993.            University,
                                              Northridge since
                                              1992.  Former
                                              Chancellor of the
                                              University of
                                              Michigan -
                                              Dearborn.

 Kanetaka Yoshida      President and Chief    President and
                       Executive Officer and  Chief Executive
                       Director of UBOC.      Officer of Union
                       President and Chief    since 1993.  A
                       Executive Officer of   director of both
                       Union since 1993.  A   Union and BOT
                       director of both       since 1990.
                       Union and BOT since    Former Vice
                       1990.  Former Vice     Chairman of the
                       Chairman of the Union  Union Board and
                       Board                  Chief Financial
                       and Chief Financial    Officer of Union.
                       Officer of Union.      Former Senior
                       Former Senior Officer  Officer of BOT.
                       of BOT.

                                  PROPOSAL (3)

                          RATIFICATION OF SELECTION OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


          At the Special Meeting, the Group's shareholders will be asked to ratify the Board of Trustees' selection of Deloitte & Touche LLP as the Group's independent certified public accountants for the fiscal year ended July 31, 1996. On September 20, 1995, a majority of the Group's Board of Trustees who are not interested persons (as defined in the 1940 Act) of the Group voted to select Deloitte & Touche LLP to replace Coopers & Lybrand LLP who had served as the Group's independent public accountants since June 11, 1987. Deloitte & Touche LLP has informed the Group that it has no direct or material indirect financial interest in the Group. A representative of Deloitte & Touche LLP is expected to be available at the Meeting in person or telephonically to make a statement if he or she desires to do so and to respond to appropriate questions.

          The Board of Trustees recommends that shareholders vote to ratify the selection of Deloitte & Touche LLP as the Group's independent accountants for the fiscal year ending July 31, 1996.

                         AFFILIATED BROKER TRANSACTIONS

          In the fiscal year ended July 31, 1995, no brokerage commissions were paid to affiliated brokers of the Group or of BOC on account of trading for the Funds.

                          OTHER MATTERS AND DISCRETION
                         OF PERSONS NAMED IN THE PROXY

          While the Special Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the management intends to present or knows that others will present is the business stated in the Notice of Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at said Special meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the persons named as proxies therein, or their substitutes, present and acting at the Special Meeting.

          If at the time any session of the Special Meeting is called to order, a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies that they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its or their approval have been received and it is otherwise appropriate.

          As of November 17, 1995, the Group believes that BOC was the shareholder of record of 30.65% of the Investor Shares and 97.65% of the Fiduciary Shares of the Growth Fund, 25.58% of the Investor Shares and 97.55% of the Fiduciary Shares of the Income and Growth Fund, 29.04% of the Investor Shares and 95.03% of the Fiduciary Shares of the Income Equity Fund, 8.19% of the Investor Shares and 98.60% of the Fiduciary Shares of the Balanced Fund, 67.81% of the Investor Shares and 94.51% of the Fiduciary Shares of the Bond Fund, 84.28% of the Fiduciary Shares of the Government Bond Fund, 97.97% of the Fiduciary Shares of the Tax-Free Fund, and substantially all of the Fiduciary Shares of the U.S. Government Obligations Fund, the Diversified Obligations Fund, the 100% U.S. Treasury Obligations Fund and the California Tax-Free Fund. There were no shareholders of the California Municipal Fund and the Municipal Fund as of November 17, 1995. As of November 17, 1995, the Group believes that BOC had voting power with respect to 60.61% of the Growth Fund Fiduciary Shares, 42.96% of the Income Equity Fund Fiduciary Shares, 41.09% of the Balanced Fund Fiduciary

Shares, 46.20% of the Bond Fund Fiduciary Shares, 13.88% of the Government Bond Fund Fiduciary Shares, 15.80% of the Diversified Obligations Fund Fiduciary Shares, 6.87% of the U.S. Government Obligations Fund Fiduciary Shares, 22.84% of the 100% U.S. Treasury Fund Fiduciary Shares, 17.90 % of the California Tax-Free Fund Fiduciary Shares, 44.87% of the Tax-Free Fund Fiduciary Shares and 7.94% of the Income and Growth Fund Fiduciary Shares. As a result, BOC may be deemed to be a "controlling person" of each of the Funds under the 1940 Act.

          The following list indicates the beneficial ownership of the shareholders who, to the best knowledge of the Group, are the beneficial owners of more than 5% of the outstanding Shares of the Group as of November 17, 1995:

                                                PERCENTAGE OF
                                                BENEFICIAL
NAME AND ADDRESS                                OWNERSHIP
----------------                                ---------
               GROWTH FUND INVESTOR SHARES
               ---------------------------


Richard Ormsby                                  5.31%
13004 Abra Rd.
San Diego, CA  92128

John A. Dito                                    11.00%
650 South Hope St. #2800
Los Angeles, CA  92621


                        FIDUCIARY SHARES
                        ----------------


The Bank of California, N.A.                    32.28%
Capital Accumulation Plan
400 California St.
San Francisco, CA  94104

The Bank of California N.A.                     18.14%
Personal Retirement Option Plan
400 California St.
San Francisco, CA  94104

                                                PERCENTAGE OF
                                                BENEFICIAL
NAME AND ADDRESS                                OWNERSHIP
----------------                                ---------
                    INCOME AND GROWTH FUND
                    ----------------------
                        INVESTOR SHARES
                        ---------------


Sharon K. Clark                                 7.94%
29036 Miller Rd.
Valley Center, CA  92082


                       FIDUCIARY SHARES
                       ----------------

Control Master Products Inc. PS                 9.05%
1065 Shary Circle
Concord, CA  94518

United Alloys Inc. Profit Sharing Plan          7.36%
900 East Slauson Ave.
Los Angeles, CA  90011

Dick's Towing & Road Service                    6.57%
2012 South 146th Street
Seattle, WA  98168

Newport Adhesive & Composites Inc.              5.93%
Qualified Retirement Plan
1822 Reynolds Ave.
Irvine, CA  92714

Decker Communications Inc. 401(k) Plan          12.47%
44 Montgomery, 17th Floor
San Francisco, CA  94104

Economy Foods, Inc.                             6.88%
Attn:  John Keith Berkley
941 E. Charleston Rd.
POB 50548
Palo Alto, CA  94303

                                                PERCENTAGE OF
                                                BENEFICIAL
NAME AND ADDRESS                                OWNERSHIP
----------------                                ---------
Liebman, Reiner, Nachison & Walsh               6.14%
Attn:  Helen Champion
3255 Wilshire Blvd., 12th Floor
Los Angeles, CA  90010



                      INCOME EQUITY FUND
                      ------------------
                        INVESTOR SHARES
                        ---------------


John A. Dito                                    6.47%
650 Itope St., #2800
Los Angeles, CA  90071

                       FIDUCIARY SHARES
                       ----------------

The Bank of California N.A.                     17.02%
Capital Accumulation Plan
400 California St.
San Francisco, CA  94104

The Bank of California                          7.83%
Personal Retirement Option Plan
400 California St.
San Francisco, CA  94104


                         BALANCED FUND
                         -------------
                        INVESTOR SHARES
                        ---------------


None



                                                PERCENTAGE OF
                                                BENEFICIAL
NAME AND ADDRESS                                OWNERSHIP
----------------                                ---------

                       FIDUCIARY SHARES
                       ----------------

The Bank of California, N.A.                    25.74%
Capital Accumulation Plan
400 California St.
San Francisco, CA  94104

The Bank of California N.A.                     13.10%
Personal Retirement Options Plan
400 California St.
San Francisco, CA  94104

Milligan New Company                            5.12%
Attn:  Jack Gillis
150 N. Autumn St.
San Jose, CA  95110

Sound Floor Coverings, Inc.                     5.24%
Attn: Peter Chick
18375 Olympic Ave. South
Tukwila, WA  98188

Virgil V. Miller                                6.28%
Tumac Lumber Co., Inc.
529 SW Third Ave.
Portland, OR  97204


                           BOND FUND
                           ---------
                        INVESTOR SHARES
                        ---------------

James Harris                                    6.28%
121 Christian Valley Rd.
Auburn, CA  95602

                                                PERCENTAGE OF
                                                BENEFICIAL
NAME AND ADDRESS                                OWNERSHIP
----------------                                ---------

George L. Jacobs                                39.24%
60 Ironwood
Upland, CA  94605


                       FIDUCIARY SHARES
                       ----------------

The Bank of California N.A.                     11.25%
Capital Accumulation Plan
400 California St.
San Francisco, CA  94104

The Bank of California N.A.                     5.78%
Personal Retirement Options Plan
400 California St.
San Francisco, CA  94104


                     GOVERNMENT BOND FUND
                     --------------------
                        INVESTOR SHARES
                        ---------------

None


                       FIDUCIARY SHARES
                       ----------------

United Alloys Inc. Profit Sharing Plan          10.71%
900 East Slauson Ave.
Los Angeles, CA  90011

Fisher Implement Co. Profit Sharing Plan        6.49%
P.O. Box 159
Albany, OR  97321

Jose G. Bautista                                7.44%
20480 View Point Road
Cistro Valley, CA  94592

                                                PERCENTAGE OF
                                                BENEFICIAL
NAME AND ADDRESS                                OWNERSHIP
----------------                                ---------

Douglas T. Frederighi                           5.29%
4 Quail Run
Lafayette, CA  94549

Michela Rizzuto                                 10.48%
1975 E. Heather Circle
Brea, CA  92621

Riverview Savings Bank                          5.15%
Attn:  Ronald Wysake
P.O. Box 1068
Carma, WA  98607

                 DIVERSIFIED OBLIGATIONS FUND
                 ----------------------------
                        INVESTOR SHARES
                        ---------------

None.

                       FIDUCIARY SHARES
                       ----------------


None.


                U.S. GOVERNMENT OBLIGATION FUND
                -------------------------------
                        INVESTOR SHARES
                        ---------------


None.

                       FIDUCIARY SHARES
                       ----------------

Spitzel/Anderson Escrow                         10.04%
3700 Wilshire Blvd. #820
Los Angeles, CA  90010

Lakeside Foundation                             6.05%
50 Fremont Ste 3520
San Francisco, CA  94105

                                                PERCENTAGE OF
                                                BENEFICIAL
NAME AND ADDRESS                                OWNERSHIP
----------------                                ---------

                    100% U.S. TREASURY FUND
                    -----------------------
                        INVESTOR SHARES
                        ---------------

None.


                       FIDUCIARY SHARES
                       ----------------

The Bank of California, N.A. Capital            6.16%
Accumulation Plan
400 California Street
San Francisco, CA  94104

Louise Laverne Kohlstaedt                       5.63%
c/o Emilie J. Rubright
3742 Forest Gate Drive N.E.
Iowa City, IA  52240

                   CALIFORNIA TAX FREE FUND
                   ------------------------
                        INVESTOR SHARES
                        ---------------

None.


                       FIDUCIARY SHARES
                       ----------------


None.

                         TAX FREE FUND
                         -------------
                        INVESTOR SHARES
                        ---------------


None.

                                                PERCENTAGE OF
                                                BENEFICIAL
NAME AND ADDRESS                                OWNERSHIP
----------------                                ---------

                       FIDUCIARY SHARES
                       ----------------

Michael S. Engl                                 16.59%
Attn:  Kitty Willard
P.O. Box 2500
Sun Valley, ID  83353


Neil Anderson                                   5.99%
2915 E. Madison St., #200
Seattle, WA  98112


                   CALIFORNIA MUNICIPAL FUND
                   -------------------------
                        INVESTOR SHARES
                        ---------------

None.

                       FIDUCIARY SHARES
                       ----------------


None.

                        MUNICIPAL FUND
                        --------------
                        INVESTOR SHARES
                        ---------------


None.


                       FIDUCIARY SHARES
                       ----------------


None.


   The table below indicates each additional person other than The Bank of California and the beneficial owners listed above who own of record 5% or more of the Investor Shares of the following Funds of the Group as of November 17, 1995. As of November 17, 1995, the Lutheran Services

Foundation, 2424 S. Fremont Ave., Alhambra, CA 91803 owned 10.33% of the Fiduciary Shares of the Government Bond Fund. No person other than the Bank of California and the beneficial owners listed above own of record more than 5% of the Fiduciary Shares of a Fund.

                                                PERCENTAGE OF
NAME AND ADDRESS                                RECORD OWNERSHIP
----------------                                ----------------

                          GROWTH FUND
                          -----------


Guy Paquet                                      6.63%
951 S. Beach Blvd.
La Habra, CA  90631

Bill and Yuriko Tsutagawa                       6.00%
2242 Valley Rd.
Oceanside, CA  92056

Layne Hamilton                                  6.08%
11479 Round House Ct.
Gold River, CA  95670-7714

National Financial Services Corp.               27.24%
FBO Gary Frankosky
One World Financial Center
200 Liberty St. 4th Fl.
New York, NY  10281-0000


                    INCOME AND GROWTH FUND
                    ----------------------

National Financial Services Corp.               9.67%
For the Exclusive Benefit of Customers
200 Liberty St.
New York, NY  10281

Bill and Yuriko Tsutagawa                       44.15%
2242 Valley Rd.
Oceanside, CA  92056

                                                PERCENTAGE OF
NAME AND ADDRESS                                RECORD OWNERSHIP
----------------                                ----------------

                      INCOME EQUITY FUND
                      ------------------


Guy Paquet                                      7.86%
951 S. Beach Blvd.
La Habra, CA  90631

National Financial Services Corp.               29.56
FBO Gary Frankosky
One World Financial Center
200 Liberty St., 4th Fl.
New York, NY  10281

                         BALANCED FUND
                         -------------

John F. Roach                                   67.73%
587 Perugia Way
Los Angeles, CA  90077

Yoko Fujii                                      6.33%
and Tadashi Fujii
Trst Tadashi & Yoko Fujii 1992 Trst
DTD 11/27/92
1405 Lamont Ave.
Thousand Oaks, CA  91748

Rosalind Fahmy                                  8.87%
2691 Pocatello
Bolland Heights, CA  91748

                           BOND FUND
                           ---------

Wallace Allred                                  6.02%
and Norma Allred
JT WROS
2250 N. Broadway No. 48
Escondido, CA  92026

National Financial Services Corp.               12.81%

                                                PERCENTAGE OF
NAME AND ADDRESS                                RECORD OWNERSHIP
----------------                                ----------------

One World Financial Center
200 Liberty St. 4th Fl.
New York, NY


                     GOVERNMENT BOND FUND
                     --------------------

Chapa-De Indian Health Program, Inc.            91.81%
11670 Atwood Rd.
Auburn, CA  95603

                 DIVERSIFIED OBLIGATIONS FUND
                 ----------------------------


National Financial Services Corp.               10.65%
For the Benefit of our Customers
One World Financial Center
200 Liberty St. 4th Fl.
New York, NY  10281

Managed Business Assets                         5.45%
Ushio America Inc.
10550 Camchere Drive
Cypress, CA  90630

               U.S. GOVERNMENT OBLIGATIONS FUND
               --------------------------------


Managed Business Assets                         6.49%
Phyxis Corporation
9380 Carroll Park Drive
San Diego, CA  92121

National Financial Services Corp.               18.51%
For The Benefit of our Customers
One World Financial Center
200 Liberty St., 4th Fl.
New York, NY 10281

                                                PERCENTAGE OF
NAME AND ADDRESS                                RECORD OWNERSHIP
----------------                                ----------------

Saperstein Mayeda and Goldstein                 30.84%
Dennys Class Settlement Fund
Attn:  Helen Thompson
1300 Clay St., 11th Fl.
Oakland, CA  94612

Tulare County Treasurer                         5.49%
c/o Gerald Fields
Civic Center Room 103E
Visalia, CA  93291

                    100% U.S. TREASURY FUND
                    -----------------------

National Financial Services Corp.               5.96%
For the Benefit of our Customers
One World Financial Center
200 Liberty St. 4th Fl.
New York, NY  10281

Daniel S. Coelho, Sr.                           8.83%
300 S. Harbor Blvd. 1000
Anaheim, CA  92805

Liquor Barn Inc.                                6.89%
7392 Trade St.
San Diego, CA  92121

                   CALIFORNIA TAX FREE FUND
                   ------------------------

National Financial Services Corp.               41.16%
For the Benefit of Our Customers
One World Financial Center
200 Liberty St., 4th Fl.
New York, NY  10281-0000

                         TAX FREE FUND
                         -------------

Sally Skinner Behnke                            5.72%
c/o REB Enterprises
1326 5th Ave., Suite 711
Seattle, WA  98101

                                                PERCENTAGE OF
NAME AND ADDRESS                                RECORD OWNERSHIP
----------------                                ----------------

National Financial Services Corp.               30.67%
For the Benefit of our Customers
One World Financial Center
200 Liberty St., 4th Fl.
New York, NY  10281

DYK Incorporated                                20.80%
Attn:  Bob Dykmin
P.O. Box 696
El Cajon, CA  92022

Valley Concereto Company                        7.23%
c/o L.P. Hughes
P.O. Box 55099
Seattle, WA  98155

                   CALIFORNIA MUNICIPAL FUND
                   -------------------------


None.

                        MUNICIPAL FUND
                        --------------


None.

          As of November 17, 1995, the Officers and Trustees of the Group owned less than 1% of the Group's outstanding Shares.


                     INFORMATION ABOUT BISYS FUND SERVICES

          The Group's principal distributor is BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219. BISYS Fund Services, Inc. is wholly owned by The BISYS Group, Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly owned company engaged in information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations. The following persons are officers of the Group and may be deemed to have an interest in BISYS Fund Services, Inc. by virtue of their status as employees and/or executive officers of that company:

                                                                 OFFICER
                                                                 OF THE
NAME                   POSITION WITH FUNDS         AGE           FUNDS SINCE
----                   -------------------         ---           -----------

Stephen G. Mintos      Chairman and Trustee        41            1987
J. David Huber         Vice President              49            1987
William J. Tomko       Vice President              37            1991
Cynthia L. Lindsey     Vice President              37            1993
Nancy E. Converse      Secretary                   46            1994
Martin Dean            Treasurer                   32            1995
Alaina Metz            Assistant Secretary         28            1995

          Bank of California, N.A., has a dealer agreement with BISYS Fund Services pursuant to which BOC is authorized to place orders with the Group's Transfer Agent for the purchase of Shares and tender Shares to the Transfer Agent for redemption.

          If you do not expect to attend the Special Meeting, please sign your proxy card promptly and return it in the enclosed envelope to avoid unnecessary expense and delay. No postage is necessary.


January 22, 1996

                                                                       EXHIBIT A



                         INVESTMENT ADVISORY AGREEMENT


     AGREEMENT made as of May 8, 1992 between THE HIGHMARK GROUP, a Massachusetts business trust (herein called the "Group"), and THE BANK OF CALIFORNIA, N.A., a national banking association with its principal offices in San Francisco, California (herein called the "Investment Adviser").

     WHEREAS, the Group is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

     WHEREAS, the Group desires to retain the Investment Adviser to furnish investment advisory and administrative services to certain investment portfolios of the Group (the "Funds") and the Investment Adviser represents that it is willing and possesses legal authority to so furnish such services;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. Appointment. The Group hereby appoints the Investment Adviser to act as investment adviser to the Funds identified on Schedule A hereto for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     2. Delivery of Documents. The Group has furnished the Investment Adviser with copies properly certified or authenticated of each of the following:

          (a) the Group's Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts on March 10, 1987, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

          (b) the Group's Code of Regulations and amendments thereto;

          (c) resolutions of the Group's Board of Trustees authorizing the appointment of the Investment Adviser and approving this Agreement;

          (d) the Group's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission on March 12, 1987 and all amendments thereto;

          (e) the Group's Registration Statement on Form N-lA under the Securities Act of 1933, as amended ("1933 Act"), (File No. 33-12608) and under the 1940 Act as filed with the Securities and Exchange Commission and all amendments thereto; and

          (f) the Funds' most recent prospectuses and Statement of Additional Information (such prospectuses and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto are herein collectively called the "Prospectus").

     The Group will furnish the Investment Adviser from time to time with copies of all amendments of or supplements to the foregoing.

     3. Management. Subject to the supervision of the Group's Board of Trustees, the Investment Adviser will provide a continuous investment program for each Fund, including investment research and management with respect to all securities and investments and cash equivalents in said Funds. The Investment Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Group with respect to the Funds.
The Investment Adviser will provide the services under this Agreement in accordance with each Fund's investment objective, policies, and restrictions as stated in the Prospectus and resolutions of the Group's Board of Trustees. The Investment Adviser further agrees that it:

          (a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

          (b) will conform with all applicable Rules and Regulations of the Securities and Exchange Commission and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Investment Adviser;

          (c) will not make loans to any person to purchase or carry units of beneficial interest in the Group or make loans to the Group;

          (d) will place orders pursuant to its investment determinations for the Group either directly with the issuer or with any broker or dealer.
     In placing orders with brokers and dealers, the Investment Adviser will attempt to obtain prompt execution of orders in an effective manner at the most favorable price. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Investment Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Investment Adviser with research advice and other services. Unless and until appropriate procedures are adopted by the Trustees of the Group under Rule 17e-1 of the 1940 Act and unless the provisions of such Rule are complied with, portfolio securities will not be purchased from or sold to The Winsbury Company, The Bank of California, N.A., or any affiliated person of either the Group, The Winsbury Company, or The Bank of California, N.A.;

          (e) will maintain all books and records with respect to the Group's securities transactions and will furnish the Group's Board of Trustees such periodic and special reports as the Board may request;

          (f) will treat confidentially and as proprietary information of the Group all records and other information relative to the Group and prior, present or potential interestholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Group, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Group; and

          (g) will maintain its policy and practice of conducting its fiduciary functions independently. In making investment recommendations for the Group, the Investment Adviser's personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Group's account are customers of the Investment Adviser or of its parent or its subsidiaries or affiliates. In dealing with such customers, the Investment Adviser and its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of those customers are held by the Group.

     4. Services Not Exclusive. The investment management services furnished by the Investment Adviser hereunder are not to be deemed exclusive, and the Investment Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

     5. Books and Records. In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Group are the property of the Group and further agrees to surrender promptly to the Group any of such records upon the Group's request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 3la-3 under the 1940 Act the records required to be maintained by Rule 3la-1 under the 1940 Act.

     6. Expenses. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Group.

     7. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, each of the Funds will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor a fee computed daily and paid monthly at the applicable annual rate set forth on Schedule A hereto. Each Fund's obligation to pay the above-described fee to the Investment Adviser will begin as of the date of the initial public sale of shares in that Fund.

     If in any fiscal year the aggregate expenses of any of the Funds (as defined under the securities regulations of any state having jurisdiction over the Group) exceed the expense limitations of any such state, the Investment Adviser will reimburse the Fund for a portion of such excess expenses equal to such excess times the ratio of the fees otherwise payable by the Fund to the Investment Adviser hereunder to the aggregate fees otherwise payable by the Fund to the Investment Adviser hereunder and to The Winsbury Company under the Administration Agreement between The Winsbury Company and the Group. The obligation of the Investment Adviser to reimburse the Funds hereunder is limited in any fiscal year to the amount of its fee hereunder for such fiscal year, provided, however, that notwithstanding the foregoing, the Investment Adviser shall reimburse the Funds for such proportion of such excess expenses regardless of the amount of fees paid to it during such fiscal year to the extent that the securities regulations of any state having jurisdiction over the Group so require. Such expense reimbursement, if any, will be estimated daily and reconciled and paid on a monthly basis.

     8. Limitation of Liability. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by the Investment Adviser of its obligations and duties under this Agreement.

     9. Duration and Termination. This Agreement will become effective as to a particular Fund as of the date first written above, provided that it shall have been approved by vote of a majority of the outstanding voting securities of such Fund, in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect until October 31, 1993.

     Thereafter, if not terminated, this Agreement shall continue in effect as to a particular Fund for successive periods of twelve months each ending on October 31st of each year, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Group's Board of Trustees who are not parties to this

Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Group's Board of Trustees or by the vote of a majority of the outstanding voting securities of such Fund. Notwithstanding the foregoing, this Agreement may be terminated as to a particular Fund at any time on sixty days' written notice, without the payment of any penalty, by the Group (by vote of the Group's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund) or by the Investment Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meaning of such terms in the 1940 Act.)

     10. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     11. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the Commonwealth of Massachusetts.

     The names "The HighMark Group" and "Trustees of The HighMark Group" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated as of March 10, 1987 to which reference is hereby made and a copy of which is on file at the office of the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "The HighMark Group" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, interestholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any Fund of the Trust must look solely to the assets of the Trust belonging to such Fund for the enforcement of any claims against the Trust.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                              THE HIGHMARK GROUP

Seal                          By:     /s/ Kenneth B. Quintenz
                                      ------------------------

                              Title:  President
                                      ------------------------

                              THE BANK OF CALIFORNIA, N.A.


Seal                          By:     /s/ Harold C. Warner
                                      ---------------------

                              Title:  Senior Vice President
                                      ---------------------

                                                Dated:  As of December 1, 1992


                                   Schedule A
                                     to the
                         Investment Advisory Agreement
                         between The HighMark Group and
                          The Bank of California, N.A.


Name of Fund                            Compensation(1)
------------                            ------------

The Balanced Fund                       Annual rate of one percent (1.00%) of
                                        the first $40 million of the Fund's
                                        average daily net assets and sixty
                                        one-hundredths of one percent (.60%)
                                        of the remaining average daily net
                                        assets.

The Growth Fund                         Annual rate of one percent (1.00%) of
                                        the first $40 million of the Fund's
                                        average daily net assets and sixty
                                        one-hundredths of one percent (.60%)
                                        of the remaining average daily net
                                        assets.

The Government Bond Fund                Annual rate of one percent (1.00%) of
                                        the first $40 million of the Fund's
                                        average daily net assets and sixty
                                        one-hundredths of one percent (.60%)
                                        of the remaining average daily net
                                        assets.

The Income and Growth Fund              Annual rate of one percent (1.00%) of
                                        the first $40 million of the Fund's
                                        average daily net assets and sixty
                                        one-hundredths of one percent (.60%)
                                        of the remaining average daily net
                                        assets.




                                        THE HIGHMARK GROUP

                                        By: /s/ Kenneth B. Quintenz
                                            ----------------------------

                                        Title:  President


                                        THE BANK OF CALIFORNIA, N.A.

                                        By: /s/ Harold C. Warner
                                            ----------------------------

                                        Title:
                                                 -----------------------




------------------

(1)  All fees are computed daily and paid periodically.

                                                                       EXHIBIT B

                                    FORM OF
                         INVESTMENT ADVISORY AGREEMENT


     AGREEMENT made as of ____________________ between THE HIGHMARK GROUP, a Massachusetts business trust (herein called the "Group:), and UNION BANK OF CALIFORNIA, N.A., a national banking association with its principal offices in San Francisco, California (herein called the "Investment Adviser").

     WHEREAS, the Group is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

     WHEREAS, the Group desires to retain the Investment Adviser to furnish investment advisory and administrative services to certain investment portfolios of the Group (the "Funds") and the Investment Adviser represents that it is willing and possesses legal authority to so furnish such services;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. Appointment. The Group hereby appoints the Investment Adviser to act as investment adviser to the Funds identified on Schedule A hereto for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     2. Delivery of Documents. The Group has furnished the Investment Adviser with copies properly certified or authenticated of each of the following:

          (a) the Group's Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts on March 10, 1987, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

          (b)  the Group's Code of Regulations and amendments thereto;

          (c) resolutions of the Group's Board of Trustees authorizing the appointment of the Investment Adviser and approving this Agreement;

          (d) the Group's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission on March 12, 1987 and all amendments thereto;

          (e) the Group's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act"), (File No. 33-12608) and under the 1940 Act as filed with the Securities and Exchange Commission and all amendments thereto; and

          (f) the Fund's most recent prospectuses and Statement of Additional Information (such prospectuses and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto are herein collectively called the "Prospectus").

     The Group will furnish the Investment Adviser from time to time with copies of all amendments of or supplements to the foregoing.

     3. Management. Subject to the supervision of the Group's Board of Trustees, the Investment Adviser will provide a continuous investment program for each Fund, including investment research and management with respect to all securities and investments and cash equivalents in said Funds. The Investment Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Group with respect to the Funds.
The Investment Adviser will provide the services under this Agreement in accordance with each Fund's investment objective, policies, and restrictions as stated in the Prospectus and resolutions of the Group's Board of Trustees. The Investment Adviser further agrees that it:

          (a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

          (b) will conform with all applicable Rules and Regulations of the Securities and Exchange Commission and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Investment Adviser;

          (c) will not make loans to any person to purchase or carry units of beneficial interest in the Group or make loans to the Group;

          (d) will place orders pursuant to its investment determinations for the Group either directly with the issuer or with any broker or dealer.
     In placing orders with brokers and dealers, the Investment Adviser will attempt to obtain prompt execution of orders in an effective manner at the most favorable price. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Investment Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Investment Adviser with research advice and other services. Unless and until appropriate procedures are adopted by the Trustees of the Group under Rule 17e-1 of the 1940 Act and unless the provisions of such Rule are complied with, portfolio securities will not be purchased from or sold to BISYS Fund Services, Union Bank of California, N.A., or any affiliated person of either the Group, BISYS Fund Services, or Union Bank of California, N.A.;

          (e) will maintain all books and records with respect to the Group's securities transactions and will furnish the Group's Board of Trustees such periodic and special reports as the Board may request;

          (f) will treat confidentially and as proprietary information of the Group all records and other information relative to the Group and prior, present or potential interestholders; and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Group, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Group; and

          (g) will maintain its policy and practice of conducting its fiduciary functions independently. In making investment recommendations for the Group, the Investment Adviser's personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Group's account are customers of the Investment Adviser or of its parent or its subsidiaries or affiliates. In dealing with such customers, the Investment Adviser and its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of those customers are held by the Group.

     4. Services Not Exclusive. The investment management services furnished by the Investment Adviser hereunder are not to be deemed exclusive, and the Investment Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

     5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Group are the property of the Group and further agrees to surrender promptly to the Group any of such records upon the Group's request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-3 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     6. Expenses. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Group.

     7. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, each of the Funds will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor a fee computed daily and paid monthly at the applicable annual rate set forth on Schedule A hereto. Each Fund's obligation to pay the above-described fee to the Investment Adviser will begin as of the date of the initial public sale of shares in that Fund.

     If in any fiscal year the aggregate expenses of any of the Funds (as defined under the securities regulations of any state having jurisdiction over the Group) exceed the expense limitations of any such state, the Investment Adviser will reimburse the Fund for a portion of such excess expenses equal to such excess times the ratios of the fees otherwise payable by the Fund to the Investment Adviser hereunder to the aggregate fees otherwise payable by the Fund to the Investment Adviser hereunder and to BISYS Fund Services under the Administration Agreement between BISYS Fund Services and the Group. The obligation of the Investment Adviser to reimburse the Funds hereunder is limited in any fiscal year to the amount of its fee hereunder for such fiscal year, provided, however, that notwithstanding the foregoing, the Investment Adviser shall reimburse the Funds for such proportion of such excess expenses regardless of the amount of fees paid to it during such fiscal year to the extent that the securities regulations of any state having jurisdiction over the Group so require. Such expense reimbursement, if any, will be estimated daily and reconciled and paid on a monthly basis.

     8. Limitation of Liability. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by the Investment Adviser of its obligations and duties under this Agreement.

     9. Duration and Termination. This Agreement will become effective as to a particular Fund as of the date first written above, provided that it shall have been approved by vote of a majority of the outstanding voting securities of such Fund, in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect until
___________________.

     Thereafter, if not terminated, this Agreement shall continue in effect as to a particular Fund for successive periods of twelve months each ending on October 31st of each year, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Group's Board of Trustees who are not parties to this

Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Group's Board of Trustees or by the vote of a majority of the outstanding voting securities of such Fund. Notwithstanding the foregoing, this Agreement may be terminated as to a particular Fund at any time on sixty days' written notice, without the payment of any penalty, by the Group (by vote of the Group's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund) or by the Investment Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meaning of such terms in the 1940 Act.)

     10. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     11. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the Commonwealth of Massachusetts.

     The names "The HighMark Group" and "Trustees of The HighMark Group" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated as of March 10, 1987 to which reference is hereby made and a copy of which is on file at the office of the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "The HighMark Group" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, interestholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any Fund of the Trust must look solely to the assets of the Trust belonging to such Fund for the enforcement of any claims against the Trust.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                              THE HIGHMARK GROUP


Seal                          By:
                                   -------------------------------------
                              Title:
                                      ----------------------------------

                              UNION BANK OF CALIFORNIA, N.A.


Seal                          By:
                                  -------------------------------------
                              Title:
                                     ----------------------------------

                                                Dated as of ______________, 1995

                                    Form of
                              Amended and Restated
                                   Schedule A
                                     to the
                         Investment Advisory Agreement
                         between The HighMark Group and
                         Union Bank of California, N.A.

Name of Fund                                       Compensation*
------------                                       ------------

The U.S. Government Obligations Fund               Annual rate of forty
                                                   one-hundredths of one
                                                   percent (.40%) of the U.S.
                                                   Government Obligations
                                                   Fund's first $500 million
                                                   of average daily net
                                                   assets, thirty-five
                                                   one-hundredths of one
                                                   percent (.35%) of the next
                                                   $500 million of average
                                                   daily net assets, and
                                                   thirty one-hundredths of
                                                   one percent (.30%) of the
                                                   remaining average daily net
                                                   assets.

The Diversified Obligations Fund                   Annual rate of forty
                                                   one-hundredths of one
                                                   percent (.40%) of the
                                                   Diversified Obligations
                                                   Fund's first $500  million
                                                   of average daily net
                                                   assets, thirty-five
                                                   one-hundredths of one
                                                   percent (.35%) of the next
                                                   $500 million of average
                                                   daily net assets, and
                                                   thirty one-hundredths of
                                                   one percent (.30%) of the
                                                   remaining average daily net
                                                   assets.

                                    Form of
                              Amended and Restated
                                   Schedule A
                                     to the
                         Investment Advisory Agreement
                         between The HighMark Group and
                         Union Bank of California, N.A.

Name of Fund                                       Compensation*
------------                                       ------------

 The 100% U.S. Treasury Obligations Fund           Annual rate of forty
                                                   one-hundredths of one
                                                   percent (.40%) of the U.S.
                                                   Treasury Obligations Fund's
                                                   first $500 million of
                                                   average daily net assets,
                                                   thirty-five one-hundredths
                                                   of one percent (.35%) of
                                                   the next $500 million of
                                                   average daily net assets,
                                                   and thirty one-hundredths
                                                   of one percent (.30%) of
                                                   the remaining average daily
                                                   net assets.

The Income Equity Fund                             Annual rate of one percent
                                                   (1.00%) of the first $40
                                                   million of the Income
                                                   Equity Fund's average daily
                                                   net assets and sixty
                                                   one-hundredths of one
                                                   percent (.60%) of the
                                                   remaining average daily net
                                                   assets.

The Bond Fund                                      Annual rate of one percent
                                                   (1.00%) of the first $40
                                                   million of the Bond Fund's
                                                   average daily net assets
                                                   and sixty one-hundredths of
                                                   one percent (.60%) of the
                                                   remaining average daily net
                                                   assets.

                                    Form of
                              Amended and Restated
                                   Schedule A
                                     to the
                         Investment Advisory Agreement
                         between The HighMark Group and
                         Union Bank of California, N.A.

Name of Fund                                       Compensation*
------------                                       ------------

 The Tax-Free Fund                                 Annual rate of forty
                                                   one-hundredths of one
                                                   percent (.40%) of the
                                                   Tax-Free Fund's first $500
                                                   million of average daily
                                                   net assets, thirty-five
                                                   one-hundredths of one
                                                   percent (.35%) of the next
                                                   $500 million of average
                                                   daily net assets, and
                                                   thirty one-hundredths of
                                                   one percent (.30%) of the
                                                   remaining average daily net
                                                   assets.

The California Tax-Free Fund                       Annual rate of forty
                                                   one-hundredths of one
                                                   percent (.40%) of the
                                                   California Tax-Free Fund's
                                                   first $500 million of
                                                   average daily net assets,
                                                   thirty-five one-hundredths
                                                   of one percent (.35%) of
                                                   the next $500 million of
                                                   average daily net assets,
                                                   and thirty one-hundredths
                                                   of one percent (.30%) of
                                                   the remaining average daily
                                                   net assets.

The Balanced Fund                                  Annual rate of one percent
                                                   (1.00%) of the first $40
                                                   million of the Fund's
                                                   average daily net assets

                                    Form of
                              Amended and Restated
                                   Schedule A
                                     to the
                         Investment Advisory Agreement
                         between The HighMark Group and
                         Union Bank of California, N.A.

Name of Fund                                       Compensation*
------------                                       ------------

                                                   and sixty one-hundredths of
                                                   one percent (.60%) of the
                                                   remaining average daily net
                                                   assets.

The Growth Fund                                    Annual rate of one percent
                                                   (1.00%) of the first $40
                                                   million of the Fund's
                                                   average daily net assets
                                                   and sixty one-hundredths of
                                                   one percent (.60%) of the
                                                   remaining average daily net
                                                   assets.

The Government Bond Fund                           Annual rate of one percent
                                                   (1.00%) of the first $40
                                                   million of the Fund's
                                                   average daily net assets
                                                   and sixty one-hundredths of
                                                   one percent (.60%) of the
                                                   remaining average daily net
                                                   assets.

The Income and Growth Fund                         Annual rate of one percent
                                                   (1.00%) of the first $40
                                                   million of the Fund's
                                                   average daily net assets
                                                   and sixty one-hundredths of
                                                   one percent (.60%) of the
                                                   remaining average daily net
                                                   assets.

The Intermediate California                        Annual rate of one percent
  Municipal Bond Fund                              (1.00%) of the first $40
                                                   million of

                                    Form of
                              Amended and Restated
                                   Schedule A
                                     to the
                         Investment Advisory Agreement
                         between The HighMark Group and
                         Union Bank of California, N.A.


Name of Fund                                       Compensation*
------------                                       ------------

                                                   the Fund's average daily
                                                   net assets and sixty
                                                   one-hundredths of one
                                                   percent (.60%) of the
                                                   remaining average daily net
                                                   assets.

The Intermediate Municipal                         Annual rate of one percent
  Bond Fund                                        (1.00%) of the first $40
                                                   million of the Fund's
                                                   average daily net assets
                                                   and sixty one-hundredths of
                                                   one percent (.60%) of the
                                                   remaining average daily net
                                                   assets.

                                             THE HIGHMARK GROUP

                                             By:
                                                 --------------------------
                                             Title:  President

                                             UNION BANK OF CALIFORNIA, N.A.


                                             By:
                                                 --------------------------
                                             Title:
                                                    -----------------------

                                                                       EXHIBIT C


                          SUB-ADMINISTRATION AGREEMENT



     AGREEMENT made this 23rd day of December, 1991, between THE WINSBURY COMPANY LIMITED PARTNERSHIP, d/b/a The Winsbury Company ("Winsbury"), a partnership organized under the laws of the State of Ohio and having its principal place of business at 1900 East Dublin-Granville Road, Columbus, Ohio 43229, and THE BANK OF CALIFORNIA, N.A. (the "Sub-Administrator"), a national banking association having its main office at 400 California Street, San Francisco, California 94101.

     WHEREAS, Winsbury has entered into a Management and Administration Agreement, dated December 23, 1991 (the "Management and Administration Agreement"), with The HighMark Group (the "Trust"), a Massachusetts business trust having its principal place of business at 1900 East Dublin-Granville Road, Columbus, Ohio 43229, concerning the provision of management and administrative services for the investment portfolios of the Trust identified on Schedule A hereto, as such Schedule shall be amended from time to time (individually referred to herein as the "Fund" and collectively as the "Funds"); and

     WHEREAS, Winsbury desires to retain the Sub-Administrator to assist it in performing administrative services with respect to each Fund and the Sub-Administrator is willing to perform such services on the terms and conditions set forth in this Agreement;

     NOW, THEREFORE, in consideration of the mutual premises and covenants herein set forth, the parties agree as follows:

     1. Services as Sub-Administrator. The Sub-Administrator will assist Winsbury in providing administrative services with respect to each Fund as may be reasonably requested by Winsbury from time to time. Such services may include, but are in no way limited to, such clerical, bookkeeping, accounting, stenographic, and administrative services which will enable Winsbury to more efficiently perform its obligations under the Management and Administration Agreement. Specific assignments may include:

     (i) With regard to the investment adviser to the Trust, and at the direction of Winsbury, to:

          a. advise with regard to various compliance requirements including but not limited to the performance of credit analysis as required by Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act");

          b.   assist in the preparation of Trustees' compliance reports;

          c. assist in the resolution of other technical issues of a non-compliance nature; and

          d.   serve as on-site liaison;

     (ii)   Gathering of information deemed necessary by Winsbury to support
     (a) required state regulatory filings (including filings required to be made with California tax, blue sky and bank agencies) and (b) required federal regulatory filings;

     (iii)  Preparation of statistical and research data;

     (iv) Assistance in the preparation of the Group's Annual and Semi-Annual Reports to Shareholders; and

     (v) Assistance in the gathering of data from the investment adviser to the Trust for inclusion in Winsbury's periodic reports to the Trustees.

  The Sub-Administrator will keep and maintain all books and records relating to its services in accordance with Rule 31a-1 under the 1940 Act.

     2. Compensation; Reimbursement of Expenses. Winsbury shall pay the Sub-Administrator for the services to be provided by the Sub-Administrator under this Agreement in accordance with, and in the manner set forth in, Schedule B hereto. In addition, Winsbury agrees to reimburse the Sub-Administrator for the Sub-Administrator's reasonable out-of-pocket expenses in providing services hereunder.

     3. Effective Date. This Agreement shall become effective with respect to a Fund as of the date first written above (or, if a particular Fund is not in existence on that date, on the date specified in the amendment to Schedule A to this Agreement relating to such Fund or, if no date is specified, the date on which such amendment is executed) (the "Effective Date").

     4. Term. This Agreement shall continue in effect with respect to a Fund, unless earlier terminated by either party hereto as provided hereunder, until October 31, 1993, and thereafter shall be renewed automatically for successive one-year terms unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the then-current term; provided, however, that after such termination for so long as the Sub-Administrator, with the written consent of Winsbury, in fact continues to perform any one or more of the services contemplated by this Agreement or any schedule or exhibit hereto, the provisions of this Agreement, including without limitation the provisions dealing with indemnification, shall continue in full force and effect. Either party to this Agreement may terminate such Agreement prior to the expiration of the initial term set forth above by providing the other party with written notice of such termination at least 60 days prior to the date upon which such termination shall become effective. Compensation due the Sub-Administrator and unpaid by Winsbury upon such termination shall be immediately due and payable upon and notwithstanding such termination. The Sub-Administrator shall be entitled to collect from Winsbury, in addition to the compensation described under paragraph 2 hereof, the amount of all the Sub-Administrator's cash disbursements for services in connection with the Sub-Administrator's activities in effecting such termination, including without limitation, the delivery to Winsbury, the Trust, and/or their respective designees of the Trust's property, records, instruments and documents, or any copies thereof. Subsequent to such termination for a reasonable fee to be paid by Winsbury, the Sub-Administrator will provide Winsbury and/or the Trust with reasonable access to any Trust documents or records remaining in its possession.

     5. Standard of Care; Reliance on Records and Instructions; Indemnification. The Sub-Administrator shall use its best efforts to insure the accuracy of all services performed under this Agreement, but shall not be liable to Winsbury or the Trust for any action taken or omitted by the Sub-Administrator in the absence of bad faith, willful misfeasance, negligence or from reckless disregard by it of its obligations and duties. Winsbury agrees to indemnify and hold harmless the Sub-Administrator, its employees, agents, directors, officers and nominees from and against any and all claims, demands, actions and suits, whether groundless or otherwise, and from and against any and all judgments, liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising out of or in any way relating to the Sub-Administrator's actions taken or nonactions with respect to the performance of services under this Agreement with respect to a Fund or based, if applicable, upon reasonable reliance on information, records, instructions or requests with respect to such Fund given or made to the Sub-Administrator by a duly authorized representative of Winsbury; provided that this indemnification shall not apply to actions or omissions of the Sub-Administrator in cases of its own bad faith, willful misfeasance, negligence or from reckless disregard by it of its obligations and duties, and further provided that prior to confessing any claim against it which may be the subject of this indemnification, the Sub-Administrator shall give Winsbury written notice of and reasonable opportunity to defend against said claim in its own name or in the name of the Sub-Administrator.

     6. Record Retention and Confidentiality. The Sub-Administrator shall keep and maintain on behalf of the Trust all books and records which the Trust and the Sub-Administrator are, or may be, required to keep and maintain in connection with the services to be provided hereunder pursuant to any applicable statutes, rules and regulations, including without limitation Rules 31a-1 and 31a-2 under the 1940 Act. The Sub-Administrator further agrees that all such books and records shall be the property of the Trust and to make such books and records available for inspection by the Trust, by Winsbury, or by the Securities and Exchange Commission at reasonable times and otherwise to keep confidential all books and records and other information relative to the Trust and its shareholders; except when requested to divulge such information by duly-constituted authorities or court process.

     7. Uncontrollable Events. The Sub-Administrator assumes no responsibility hereunder, and shall not be liable, for any damage, loss of data, delay or any other loss whatsoever caused by events beyond its reasonable control.

     8. Rights of Ownership. All computer programs and procedures developed to perform the services to be provided by the Sub-Administrator under this Agreement are the property of the Sub-Administrator. All records and other data except such computer programs and procedures are the exclusive property of the Trust and all such other records and data will be furnished to Winsbury and/or the Trust in appropriate form as soon as practicable after termination of this Agreement for any reason.

     9. Return of Records. The Sub-Administrator may at its option at any time, and shall promptly upon the demand of Winsbury and/or the Trust, turn over to Winsbury and/or the Trust and cease to retain the Sub-Administrator's files, records and documents created and maintained by the Sub-Administrator pursuant to this Agreement which are no longer needed by the Sub-Administrator in the performance of its services or for its legal protection. If not so turned over to Winsbury and/or the Trust, such documents and records will be retained by the Sub-Administrator for six years from the year of creation. At the end of such six-year period, such records and documents will be turned over to Winsbury and/or the Trust unless the Trust authorizes in writing the destruction of such records and documents.

     10. Representations of Winsbury. Winsbury certifies to the Sub-Administrator that this Agreement has been duly authorized by Winsbury and, when executed and delivered by Winsbury, will constitute a legal, valid and binding obligation of Winsbury, enforceable against Winsbury in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

     11. Representations of the Sub-Administrator. The Sub-Administrator represents and warrants that: (1) the various procedures and systems which the Sub-Administrator has implemented with regard to safeguarding from loss or damage attributable to fire, theft, or any other cause of the records and other data of the Trust and the Sub-Administrator's records, data, equipment facilities and other property used in the performance of its obligations hereunder are adequate and that it will make such changes therein from time to time as are required for the secure performance of it obligations hereunder, and (2) this Agreement has been duly authorized by the Sub-Administrator and, when executed and delivered by the Sub-Administrator, will constitute a legal, valid and binding obligation of the Sub-Administrator, enforceable against the Sub-Administrator in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

     12. Insurance. The Sub-Administrator shall notify Winsbury should any of its insurance coverage be cancelled or reduced. Such notification shall include the date of change and the reasons therefor. The Sub-Administrator shall notify Winsbury of any material claims against it with respect to services performed under this Agreement, whether or not they may be covered by insurance, and shall notify Winsbury from time to time as may be appropriate of the total outstanding claims made by the Sub-Administrator under its insurance coverage.

     13. Notices. Any notice provided hereunder shall be sufficiently given when sent by registered or certified mail to Winsbury at the following address:
1900 East Dublin-Granville Road, Columbus, Ohio 43229, and to the Sub-Administrator at the following address: 400 California Street, San Francisco, California 94104, or at such other address as either party may from time to time specify in writing to the other party pursuant to this Section.

     14. Headings. Paragraph headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

     15. Assignment. This Agreement and the rights and duties hereunder shall not be assignable with respect to a Fund by either of the parties hereto except by the specific written consent of the other party and with the specific written consent of the Trust.

     16. Governing Law. This Agreement shall be governed by and provisions shall be construed in accordance with the laws of The Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

[SEAL]                                  THE WINSBURY COMPANY
                                           LIMITED PARTNERSHIP

                                        By:  The Winsbury Corporation,
                                             General Partner

                                        By: /s/ Kenneth B. Quintenz
                                            -------------------------------

                                        Title:   Chairman
                                               ----------------------------


                                        THE BANK OF CALIFORNIA, N.A.


                                        By: /s/  Karen Kinney
                                            -------------------------------

                                        Title:   Vice President and Manager
                                               ----------------------------

                                                  Dated:  As of December 1, 1992

                              AMENDED AND RESTATED
                                   SCHEDULE A
                      TO THE SUB-ADMINISTRATION AGREEMENT
                                    BETWEEN
                              THE WINSBURY COMPANY
                                      AND
                          THE BANK OF CALIFORNIA, N.A.

NAME OF FUND

The HighMark U.S. Government Obligations Fund
The HighMark Diversified Obligations Fund
The HighMark 100% U.S. Treasury Obligations Fund
The HighMark Tax-Free Fund
The HighMark California Tax-Free Fund
The HighMark Balanced Fund
The HighMark Growth Fund
The HighMark Income Equity Fund
The HighMark Special Growth Equity Fund
The HighMark Bond Fund
The HighMark Government Bond Fund
The HighMark Income and Growth Fund

                                        THE WINSBURY COMPANY
                                            LIMITED PARTNERSHIP

                                        By:  The Winsbury Corporation
                                                    General Partner


                                        By:     /s/ Ron Henderson
                                            ---------------------------------

                                        Title:     President
                                               ------------------------------


                                        THE BANK OF CALIFORNIA, N.A.

                                        By:      /s/ Karen Kinney
                                            ---------------------------------


                                        Title:     Vice President and Manager
                                               ------------------------------

                                                  Dated:  As of December 1, 1992

                              AMENDED AND RESTATED
                                   SCHEDULE B
                      TO THE SUB-ADMINISTRATION AGREEMENT
                                    BETWEEN
                              THE WINSBURY COMPANY
                                      AND
                          THE BANK OF CALIFORNIA, N.A.

          Name of Fund                             Compensation(1)
          ------------                             --------------------

          The HighMark California Tax-Free         Annual Rate of up to
                    Fund                           five one-hundredths
          The HighMark Diversified                 (.05%) of each such
                    Obligations Fund               Fund's average daily
          The HighMark Tax-Free Fund               net assets
          The HighMark U.S. Government
                    Obligations Fund
          The HighMark 100% U.S. Treasury
                    Obligations Fund
          The HighMark Balanced Fund
          The HighMark Growth Fund
          The HighMark Special Growth Equity Fund
          The HighMark Income Equity Fund
          The HighMark Bond Fund
          The HighMark Government Bond Fund
          The HighMark Income and Growth Fund

                                        THE WINSBURY COMPANY
                                            LIMITED PARTNERSHIP

                                        By:  The Winsbury Corporation
                                                    General Partner

                                        By:     /s/ Ron Henderson
                                             ----------------------------

                                        Title:   President
                                               --------------------------




-------------------

  (1)  All fees are computed daily and paid periodically.

                                        THE BANK OF CALIFORNIA, N.A.

                                        By:      /s/ Karen Kinney
                                            --------------------------------

                                        Title:   Vice President and Manager
                                               -----------------------------

                                                                       EXHIBIT D


                         SUB-TRANSFER AGENCY AGREEMENT


     Agreement made this 22nd day of February, 1989, between The Winsbury Service Corporation (the "Transfer Agent"), a corporation organized under the laws of the State of Ohio and having its principal place of business at 33 North Third Street, Columbus, Ohio 43215, and The Bank of California, N.A. (the "Sub-Transfer Agent"), a national banking association having its main office at 400 California Street, San Francisco, California 94102.

     WHEREAS, the Transfer Agent is the transfer agent and shareholder servicing agent for various investment portfolios of The HighMark Group (the "Group") pursuant to a Transfer Agent and Shareholder Service Agreement between the Transfer Agent and the Group; and

     WHEREAS, the parties hereto have agreed to arrange separately for the performance of transfer agency and shareholder service functions for owners of units of beneficial interest ("Shares") of the Group's investment portfolios identified on Schedule A hereto ("Funds") who maintain the type of account ("Account") with the Sub-Transfer Agent or its affiliates identified on Schedule B hereto ("Accountholders"); and

     WHEREAS, the Transfer Agent desires to retain the Sub-Transfer Agent to perform such services and the Sub-Transfer Agent is willing to perform such services on the terms and conditions set forth in this Agreement;

     NOW, THEREFORE, in consideration of the mutual premises and covenants herein set forth, the parties agree as follows:

     1. The Sub-Transfer Agent shall perform, subject to instructions from the Transfer Agent, the services set forth on Schedule C hereto.

     2. The Sub-Transfer Agent represents that it has registered as a transfer agent under the Securities Exchange Act of 1934, and that it will maintain and preserve all records as required by any applicable statutes, rules, and regulations to be maintained and preserved in connection with the performance of the services provided under this Agreement (including without limitation all records required to be maintained and preserved on behalf of the Group pursuant to Rules 31a-1 and 31a-2 of the Investment Company Act of 1940), and that it will otherwise comply with all laws, rules, and regulations applicable to the services provided under this Agreement. The Sub-Transfer Agent hereby agrees to make such records available for inspection by the Transfer Agent or the Group or the Securities and Exchange Commission at reasonable times and otherwise to keep confidential all records and other information relative to the Group and the owners of its Shares ("Shareholders"); except when requested to divulge such information by duly-constituted authorities or court process, or requested by a Shareholder with respect to information concerning an account as to which such Shareholder has either a legal or beneficial interest or when requested by the Transfer Agent, the Group, or the Shareholder. The Sub-Transfer Agent further agrees that it will permit the Transfer Agent to have reasonable access to its personnel and records in order to facilitate the monitoring of the quality of the services provided under this Agreement. Upon the request of the Transfer Agent, the Sub-Transfer Agent shall provide copies of all the historical records relating to transactions involving a Fund and an Accountholder, written communications regarding a Fund to or from an Accountholder, and other materials, in each case as may reasonably be requested to enable the Transfer Agent or its representatives to monitor and review the services to be provided hereunder, or to comply with any request of the Board of Trustees of the Group or of a governmental body or self-regulatory organization or a Shareholder. Among other things, the Sub-Transfer Agent agrees to provide promptly at the request of the Transfer Agent a complete and accurate set of mailing labels with the name and address of each Accountholder, and also upon such request both an accounting history in machine readable form of each individual account and a printout thereof.

     3. The Sub-Transfer Agent may at its option at any time, and shall promptly upon the Transfer Agent's demand, turn over to the Transfer Agent and cease to retain the Sub-Transfer Agent's files, records and documents created and maintained by the Sub-Transfer Agent pursuant to this Agreement which are no longer needed by the Sub-Transfer Agent in the performance of its services or for its legal protection. If not so turned over to the Transfer Agent, such documents and records will be retained by the Sub-Transfer Agent for six years from the year of creation. At the end of such six-year period, such records and documents will be turned over to the Transfer Agent unless the Transfer Agent, upon written authorization from the Group, authorizes in writing the destruction of such records and documents.

     4. All computer programs and procedures developed to perform services required to be provided by the Sub-Transfer Agent under this Agreement are the property of the Sub-Transfer Agent. All records and other data except such computer programs and procedures are the exclusive property of the Group and all such other records and data will be furnished to the Transfer Agent on behalf of the Group in appropriate form as soon as practicable after termination of this Agreement for any reason. The Sub-Transfer Agent represents and warrants that the various procedures and systems which the Sub-Transfer Agent has implemented with regard to safeguarding from loss or damage attributable to fire, theft, or any other cause of the blank checks, records, and other data of the Group and the Sub-Transfer Agent's records, data, equipment facilities, and other property used in the performance of its obligations under this Agreement are adequate, and that it will make such changes therein from time to time as are required for the secure performance of its obligations under this Agreement.

     5. The Sub-Transfer Agent hereby agrees to promptly notify the Transfer Agent if for any reason it is unable to perform fully and promptly any of its obligations under this Agreement with respect to any Fund or any Accountholder.

     6. The Sub-Transfer Agent hereby understands and acknowledges that the provisions of this Agreement do not in any way limit the authority of the Group to take such action as it may deem appropriate or advisable in connection with all matters relating to the operations of a Fund and the sale of such Fund's Shares.

     7. The Transfer Agent shall pay the Sub-Transfer Agent for the services to be provided under this Agreement in accordance with, and in the manner set forth in, Schedule D hereto, and to reimburse the Sub-Transfer Agent for postage, handling fees, and reasonable costs of supplies used by the Sub-Transfer Agent in the performance of the services provided under this Agreement. The fees to be paid pursuant to this Section 7 may be changed upon the written consent of the parties hereto.

     8. The Sub-Transfer Agent shall use its best efforts to insure the accuracy of all services performed under this Agreement, and the Transfer Agent shall indemnify and hold harmless the Sub-Transfer Agent, its employees, agents, directors, and officers from and against any and all claims, demands, actions and suits, whether groundless or otherwise, and from and against any and all judgments, liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising out of or in any way relating to the Sub-Transfer Agent's actions taken or non-actions with respect to the performance of services under this Agreement or based, if applicable, upon information, instructions or requests made to the Sub-Transfer Agent by an officer or employee of the Transfer Agent; provided that this indemnification shall not apply to actions or omissions of the Sub-Transfer Agent in cases of its own bad faith, willful misconduct or gross negligence, and further provided that prior to confessing any claim against it which may be the subject of this indemnification, the Sub-Transfer Agent shall give the Transfer Agent written notice of and reasonable opportunity to defend against said claim in its own name or in the name of the Sub-Transfer Agent.

     9. This Agreement and the rights and duties hereunder shall not be assignable by either party hereto except by the specific written consent of the other party. This Agreement shall become effective as of the date first written above, and thereafter may be terminated at any time by either party hereto upon thirty (30) days written notice to the other party. Upon termination of this Agreement, the Sub-Transfer Agent shall be entitled to collect from the Transfer Agent, in addition to the fees and reimbursement of expenses provided in Section 7 hereof, its reasonable expenses in connection with the Sub-Transfer Agent's activities in effecting such termination, including without limitation, the delivery to the Transfer Agent of the property, records, instruments and documents, or any copies thereof, relating to the Sub-Transfer Agent's services under this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first written above.

                                    THE WINSBURY SERVICE CORPORATION



                                    By: /s/ Kenneth B. Quintenz
                                        -------------------------


                                    THE BANK OF CALIFORNIA, N.A.



                                    By: /s/ Greg King
                                        -------------------------

                                                  Dated:  As of December 1, 1992


                              AMENDED AND RESTATED
                                   SCHEDULE A
                           to the Sub-Transfer Agency
                         Agreement between The Winsbury
                        Service Corporation and The Bank
                                California, N.A.


Name of Fund

The Balanced Fund

The Growth Fund

The Income Equity Fund

The Special Growth Equity Fund

The Bond Fund

The U.S. Government Obligations Fund

The Diversified Obligations Fund

The 100% U.S. Treasury Obligations Fund

The Tax-Free Fund

The California Tax-Free Fund

The Government Bond Fund

The Income and Growth Fund



                                    THE WINSBURY SERVICE CORPORATION

                                    By /s/ Ron Henderson
                                       ------------------------

                                    THE BANK OF CALIFORNIA, N.A.


                                    By: /s/ Greg King
                                        -------------------

                                   SCHEDULE B


Type of Account

     Individual Retirement Accounts invested in the Group's Funds, including, but not limited to, those Individual Retirement Accounts invested in the Group's Funds as a result of the reorganization of the investment portfolios of the IRA Collective Investment Fund (the "IRA Fund") and certain Funds of the Group pursuant to an Agreement and Plan of Reorganization between the IRA Fund, the Group, and The Bank of California, N.A., dated April 20, 1988, and amended June 21, 1988.




                                      THE WINSBURY SERVICE CORPORATION



                                      By: /s/ Kenneth B. Quintenz
                                          -------------------------



                                      THE BANK OF CALIFORNIA, N.A.



                                      By: /s/ Greg King
                                          -------------------------

                                   SCHEDULE C


I.   Record Maintenance

     The Sub-Transfer Agent shall provide full maintenance of all Shareholder records for each Accountholder. Such records will include:

     A.   Share balances;

     B. Account transaction history, including dividends paid and the date and price for all transactions;

     C. Name and address of the record Shareholder, including zip codes and certified tax identification numbers and impending back-up withholding;

     D.   Records of distributions and dividend payments;

     E.   Transfer records; and

     F.   Overall control records.

II.  Regular Daily Operations.

     The Sub-Transfer Agent shall perform the following functions daily with respect to Accountholders:

     A.   Process new accounts on the Shareholder file;

     B. Process additional purchases to the records of accounts already on the Shareholder file;

     C.   Process redemptions as instructed by the Accountholder;

     D.   Transfer of Shares upon instructions from the Accountholder; and

     E.   Process changes of Accountholder/representative on accounts.

III. Periodic Operations.

     The Sub-Transfer Agent shall perform the following functions periodically with respect to Accountholders:

     A. Mail semi-annual and annual Group and/or Fund reports and prospectuses;

     B. Produce transcripts of account history as requested by the Transfer Agent; and

     C. Prepare and file Form 1099's with the Internal Revenue Service, and any similar applicable forms or documents required under state law.

IV.  Controls.

     The Sub-Transfer Agent shall maintain all balance controls daily and produce monthly summaries expressed in:

     A.   Shares; and

     B.   dollar amounts.

V.   Special Services Included.

     The Sub-Transfer Agent shall prepare envelopes/labels and mail proxy statements, and shall tabulate and certify votes from returned ballots.


                             THE WINSBURY SERVICE CORPORATION


                             By:/s/ Kenneth B. Quintenz
                                ----------------------------

                             THE BANK OF CALIFORNIA, N.A.


                             By: /s/ Greg King
                                 ---------------------------

                                                  Dated:  As of December 1, 1992


                              AMENDED AND RESTATED
                                   SCHEDULE D
                      to the Sub-Transfer Agency Agreement
                          between The Winsbury Service
                  Corporation and The Bank of California, N.A.


                                      FEES



With respect to the Balanced Fund, the Growth Fund, the Income Equity Fund, the Special Growth Equity Fund, the Bond Fund, the Government Bond Fund and the Income and Growth Fund annual base fee of $12.00 per Account with respect to the first 101 through 2999 Accounts invested in a Fund and annual base fee of $9.00 per Account with respect to 3,000 or more Accounts invested in a Fund, and with respect to the U.S. Government Obligations Fund, the Diversified Obligations Fund, the 100% U.S. Treasury Obligations Fund, the Tax-Free Fund, and the California Tax-Free Fund, annual base fee of $15.00 per Account with respect to 101 or more Accounts invested in a Fund. The number of Accounts for purposes of determining the base fee is calculated on a monthly basis and the base fee shall not apply when 100 or less Accounts are invested in a Fund.





               THE WINSBURY SERVICE CORPORATION


               By: /s/ Ron Henderson
                   -------------------------

               THE BANK OF CALIFORNIA, N.A.


               By: /s/ Greg King
                   -------------------------

                                                                       EXHIBIT E




                              CUSTODIAN AGREEMENT

         This Agreement, dated as of December 23, 1991, is entered into by and between The HighMark Group, a Massachusetts business trust having its principal place of business in Columbus, Ohio (hereinafter called the "Group"), and The Bank of California, N.A., a national banking association having its main office in San Francisco, California (hereinafter called the "Custodian").

         In consideration of the mutual covenants herein contained, the Group and the Custodian agree as follows:

         1.   Appointment and Acceptance.

         The Group hereby appoints the Custodian as custodian of all of the securities and cash of each investment portfolio of the Group identified on Schedule A hereto (a "Fund"), and the Custodian agrees to act as such upon the terms and conditions herein set forth. The Group agrees to deliver to the Custodian all securities and cash owned by a Fund, and all payments of income, payments of principal, or capital distributions received by a Fund with respect to all securities owned by such Fund from time to time, and the cash consideration received by a Fund for such new or treasury units of beneficial interest of such Fund ("Shares") as may be issued or sold from time to time. The Custodian shall not be responsible for any property of the Group held or received by a Fund and not delivered to the Custodian.

         2.   Definitions.

         The word "securities" as used herein shall have the meaning stated in
Section 2(a)(36) of the Investment Company Act of 1940, as amended (the "1940 Act").

         The words "proper instructions" as used herein mean a writing signed or initialled by such one or more person or persons ("Authorized Persons") and in such manner as the Board of Trustees of the Group shall have from time to time authorized and whose authority, names and signatures have been most recently certified to the Custodian by the Secretary or an Assistant Secretary of the Group. Each such writing shall set forth the transactions involved, including a specific statement of the purpose for which action is requested. Payments of monies or deliveries of securities with respect to a Fund for purposes not specifically set forth in this Agreement shall be made by the Custodian only upon receipt of, in addition to proper instructions, a Resolution specifying the amount of such payment or describing the securities to be delivered, the purpose for which the payment or delivery is being made and declaring such purpose to be a proper purpose of such Fund and naming the person or persons to whom such payment or delivery is to be made. Oral instructions will be considered proper instructions if the Custodian reasonably believes them to have been given by Authorized Persons. The Group shall cause all oral instructions to be confirmed in writing. Upon receipt of a Resolution as to the authorization by the Trustees of the Group accompanied by a detailed description of procedures approved by the Trustees, proper instructions may include communications effected directly between electromechanical or electric devices provided that the Trustees and the Custodian are satisfied that such procedures afford adequate safeguards for a Fund's assets.

         The word "Resolution" shall mean a copy of a resolution of the Board of Trustees (or the executive committee) of the Group duly certified by the Secretary or an Assistant Secretary of the Group.

         The word "Depository" as used herein has the meaning as set forth in
Section 11 herein.

         3.      Names, Titles and Signatures.

         The Group will furnish the Custodian with a Resolution indicating the name(s) and signature(s) of the Authorized Persons from time to time authorized to act hereunder. In the event that any person named in the most recent Resolution shall cease to be an Authorized Person, the Group will furnish the Custodian with a certificate of the Secretary or an Assistant Secretary advising it to that effect. In the absence of such certificate, the Custodian shall be entitled to rely, as aforesaid, upon the signatures of the Authorized Persons named in the most recent Resolution.

         4.   Accounts.

         The Custodian shall maintain an account (or accounts) on behalf of each Fund, which may be an account (or accounts) used commonly on behalf of only those customers for whom the Custodian acts in a fiduciary, advisory, custodian, or other similar capacity. Such account (or accounts) with respect to a Fund shall be subject only to draft or order by the Custodian acting pursuant to the terms of this Agreement, and the Custodian shall hold in such account (or accounts), subject to the provisions hereof, all cash received by it from or for the account of such Fund other than cash maintained by such Fund in a bank account established and used in accordance with Rule 17f-3 under the 1940 Act. Funds held by the Custodian on behalf of each Fund in such account (or accounts) shall be at all times identifiable as such in the Custodian's records.

         Funds held by the Custodian on behalf of a Fund may be deposited by it as Custodian for such Fund in such other banks or trust companies as it may in its discretion deem necessary or desirable in accordance with the purposes and terms described herein, provided that every such other bank or trust company shall be qualified to act as a custodian under the 1940 Act and further provided that each such bank or trust company and the deposit of funds with each such bank or trust company shall be approved by vote of a majority of the Trustees of the Group as evidenced by a Resolution. Such funds shall be deposited by the Custodian in its capacity as Custodian and shall be withdrawable by the Custodian only in that capacity.

         At the direction of the Group or its investment adviser, the Custodian shall convert currency in a Fund's account to other currencies through customary channels including, without limitation, the Custodian or any of its affiliates or subsidiaries, as shall be necessary to effect any transaction directed by the Group or its investment adviser. The Group acknowledges that
(i) the foreign currency exchange department is a part of the Custodian or one of its affiliates or subsidiaries, (ii) a Fund is not obligated to effect foreign currency exchange with the Custodian, (iii) the Custodian will receive benefits for such foreign currency transactions which are in addition to the compensation which the Custodian receives for administering the Funds, and (iv) the Custodian will make available the relevant data so that the Group can determine that the foreign currency exchange transactions are as favorable to a Fund at terms generally available in arm's length transactions between unrelated parties.

         5.      Collection of Income.

         The Custodian shall collect all income and other payments with respect to securities held hereunder when such securities are in the name of, or in the process of transfer into the name of, the Custodian or a nominee of the Custodian on the record date for such income or other payments in the case of registered securities, or are held by the Custodian on the date of payment by the issuer thereof in the case of bearer securities. The Custodian shall credit all such income collected by it hereunder with respect to a Fund to the account of such Fund. Without limiting the generality of the foregoing, the Custodian shall detach and present for payment all coupons and other income items requiring presentation as and when they become due and shall collect dividends and interest when due on securities registered in the name of the Custodian or a nominee of the Custodian.

         With respect to securities of foreign issue, while the Custodian will use its best efforts to collect any monies which may to its knowledge become collectible arising from such securities, including dividends, interest and other income, and to notify the Group of any call for redemption, offer of exchange, right of subscription, reorganization or other proceedings affecting such securities, it is understood that the Custodian shall be under no responsibility for any failure or delay (other than a failure or delay arising from the Custodian's own negligence or bad faith) in effecting such collections or giving such notices, whether or not relevant information is published in any financial service available to it.

         The Custodian shall not be under any obligation or duty to take action to effect collection of any amount, if the securities (domestic or foreign) upon which such amount is payable are in default and payment is refused after due demand or presentation. The Custodian will, however, promptly notify the Group in writing of such default and refusal to pay.

         6.   Payment of Money of a Fund.

         Upon receipt of proper instructions, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out monies of a Fund in the following cases only:

                 a. Upon the purchase of securities for the account of such Fund but only (1) against the delivery of such securities to the Custodian (or any bank, banking firm or trust company doing business in the United States or abroad which is qualified under the 1940 Act to act as a custodian and has been designated by the Custodian as its agent for this purpose in accordance with the terms hereof) registered in the name of such Fund or in the name of a nominee of such Fund or in the name of a nominee of the Custodian referred to in Section 8 hereof or in proper form for transfer; (2) in the case of a purchase effected through a Depository, in accordance with the conditions set forth in Section 11 hereof; or (3) in the case of repurchase agreements entered into between such Fund and a bank or a registered broker-dealer, (i) against delivery of the securities either in certificate form or through an entry crediting the Custodian's account at the Federal Reserve Bank with such securities or (ii) against delivery of the receipt evidencing purchase by such Fund of securities owned by the bank or the registered broker-dealer along with written evidence of the agreement by the bank or the registered broker-dealer to repurchase such securities from such Fund;

                 b. In connection with the conversion, exchange or surrender of securities owned by such Fund as set forth in Section 7(b) hereof;

                 c. For the redemption or repurchase of Shares of such Fund as set forth in Section 10 hereof;

                 d. For the payment of any expense or liability incurred by such Fund, including but not limited to the following payments for the account of such Fund: interest, taxes, management, accounting, transfer agent and legal fees, and operating expenses of such Fund whether or not such expenses are to be in whole or in part capitalized or treated as deferred expenses;

                 e. For the payment of any dividends declared with respect to such Fund pursuant to the governing documents of the Group;

                 f. For transfer to a demand or time deposit account of such Fund in any bank, whether domestic or foreign, or in any savings and loan association; and

                 g. For any other proper purposes of such Fund, but only upon receipt of, in addition to proper instructions, a Resolution specifying the amount of such payment, setting forth the purpose for which such payment is to be made, declaring such purpose to be a proper purpose of such Fund, and naming the person or persons to whom such payment is to be made.

         7. Duties of Custodian with Respect to Securities of a Fund held by Custodian.

                 a.   Holding Securities.

         The Custodian shall hold in a separate account for each Fund, and physically segregated at all times, except for securities held in a Depository, from those of any other persons, firms or corporations, pursuant to the provisions hereof, all securities received by it from or for the account of such Fund. The Custodian shall have no power or authority to assign, hypothecate, pledge or otherwise dispose of any securities and investments, except pursuant to proper instructions of the Group or as otherwise provided herein and only for the account of a Fund as hereinafter provided.

                 b.   Delivery of Securities.

         The Custodian shall release and deliver securities owned by a Fund held by the Custodian or in a Depository account of the Custodian only upon receipt of proper instructions, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

                 (1) Upon the sale of such securities for the account of such Fund and receipt of payment therefor;

                 (2) Upon the receipt of payment in connection with any repurchase agreement related to such securities entered into by such Fund;

                 (3) In the case of a sale effected through a Depository, in accordance with the provisions of Section 11 hereof;

                 (4) To a Depository in connection with tender or other similar offers for portfolio securities of such Fund;

                 (5) To the issuer thereof or its agent when such securities are called, redeemed, retired or otherwise become payable provided that, in any such case, the cash or other consideration is to be delivered to the Custodian;

                 (6) To the issuer thereof, or its agent, for transfer into the name of such Fund or into the name of any nominee or nominees of the Custodian or into the name or nominee name of any agent appointed pursuant to
Section 9; or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units; provided that, in any such case, the new securities are to be delivered to the Custodian;

                 (7) To the broker selling the same for examination in accordance with the "street delivery" custom;

                 (8) For exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement; provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

                 (9) In the case of warrants, rights or similar securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities; provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

                 (10) For delivery in connection with any loans of securities made by such Fund, but only against receipt of adequate collateral as agreed upon from time to time by the Custodian and such Fund, which may be in the form of cash, obligations issued by the United States Government, its agencies or instrumentalities, or other securities as permitted in accordance with the terms of the current Prospectus of such Fund;

                 (11) For delivery as security in connection with any borrowings by such Fund requiring a pledge of assets by such Fund, but only against receipt of amounts borrowed by the Custodian except where additional collateral is being pledged on an outstanding loan; or

                 (12) For any other proper purposes of such Fund, but only upon receipt of, in addition to proper instructions, a Resolution specifying the securities to be delivered, setting forth the purpose for which such delivery is to be made, declaring such purposes to be proper purposes of such Fund, and naming the person or persons to whom delivery of such securities shall be made.

         8.   Registration of Securities.

         Securities held by the Custodian (other than bearer securities) on behalf of a Fund shall be registered in the name of such Fund or in the name of any nominee of such Fund or of any nominee of the Custodian which nominee shall be assigned exclusively to such Fund, unless the Group has authorized in writing the appointment of a nominee to be used in common with other registered investment companies having the same investment adviser as such Fund or in common exclusively with other accounts for which the Custodian acts in a fiduciary, advisory, custodial, or other similar capacity, or in the name or nominee name of any agent appointed pursuant to Section 9 or in the name of any nominee or nominees used by a Depository. All securities accepted by the Custodian on behalf of a Fund under the terms of this Contract shall be in "street" or other good delivery form. The Custodian shall use its best efforts to the end that the specific securities held by the Custodian on behalf of each Fund shall be at all times identifiable as such in the Custodian's records.

         9.   Appointment of Agents.

         Subject to the provisions of Section 12 hereof, the Custodian may at any time or times in its discretion appoint (and may at any time remove) any other bank (as defined in the 1940 Act) as its agent or subcustodian to carry out such of the provisions of this Agreement as the Custodian may from time to time direct; provided, however, that the appointment of any agent shall not relieve the Custodian of any of its responsibilities or liabilities hereunder.

         10.  Payments for Redemption or Repurchase of Shares of a Fund.

         From such funds as may be available for the purpose, but subject to the limitations of the Declaration of Trust and Code of Regulations of the Group and any applicable votes of the Trustees of the Group pursuant thereto, the Custodian shall, upon receipt of instructions from the Transfer Agent for a Fund, make funds available for payment to holders of Shares ("Shareholders") of such Fund who have delivered to the Transfer Agent a request for redemption or repurchase of their Shares. In connection with the redemption or repurchase of Shares of a Fund, the Custodian is authorized upon receipt of instructions from the Transfer Agent to wire funds to a commercial bank designated by a redeeming Shareholder.

         11.  Deposit of a Fund's Assets in a Depository.

         The Custodian may deposit and/or maintain securities owned by a Fund in (i) a foreign securities depository or clearing agency in accordance with Rule 17f-5 of the 1940 Act, (ii) a clearing agency registered with the Securities and Exchange Commission under Section 17A of the Securities Exchange Act of 1934 which acts as a securities depository, and (iii) the book-entry system as provided in Subpart O of Treasury Circular No. 300, 31 C.F.R. 306,

Subpart B of 31 C.F.R. Part 350, and the book-entry regulations of federal agencies substantially in the form of Subpart O; provided in each case that such deposit and/or maintenance complies with all applicable provisions of Rule 17f-4 under the 1940 Act, as such Rule may from time to time be amended (each a "Depository"). The Group shall furnish the Custodian with a Resolution evidencing the approval by the Group of the use of a Depository by the Custodian. The Board of Trustees of the Group shall review, at least annually, the use of a Depository with respect to this Agreement.

         Without limiting the generality of the foregoing regarding the use of such Depository, it is agreed that the following provisions shall apply thereto:

                 a. The Custodian shall deposit and/or maintain the securities in an account of the Custodian in the Depository that shall not include any assets of the Custodian other than assets held by it for customers;

                 b. The Custodian shall send the Group a confirmation of any transfers to or from the account of a Fund. Where securities are transferred to that account, the Custodian shall also, by book entry or otherwise, identify as belonging to such Fund a quantity of securities in a fungible bulk of securities (1) registered in the name of the Custodian (or its nominee) or (2) shown on the Custodian's account on the books of the Depository;

                 c. The Custodian shall pay for securities purchased for the account of a Fund upon (1) receipt of advice from the Depository that such securities have been transferred to the account, and (2) the making of an entry on the records of the Custodian to reflect such payment and transfer for the account of such Fund. The Custodian shall transfer securities sold for the account of a Fund upon (1) receipt of advice from the Depository that payment for such securities has been transferred to the account, and (2) the making of an entry on the records of the Custodian to reflect such transfer and payment for the account of such Fund. Copies of all advices from the Depository of transfers of securities for the account of a Fund shall identify such Fund as well as the Group, be maintained for such Fund by the Custodian and be provided to the Group at its request. The Custodian shall furnish the Group confirmation of each transfer to or from the account of a Fund in the form of a written advice or notice and shall furnish to the Group copies of daily transaction sheets reflecting each day's transactions in the Depository for the account of a Fund on the next business day;

                 d. The Custodian shall promptly send to the Group reports it receives from the Depository on its system of internal accounting control. The Custodian shall send to the Group such reports on its own system of internal accounting control as the Group may reasonably request from time to time;

                 e. The Custodian shall comply with all other conditions which may be imposed from time to time by statute or by appropriate rules and regulations on the use of a Depository with respect to the securities of a Fund; and

                 f. Anything to the contrary in this Agreement notwithstanding, the Custodian shall be liable to a Fund for any loss or damage to such Fund resulting from the use of a Depository by reason of any negligence or misfeasance of the Custodian or any of its agents or its employees or from any failure of the Custodian or any such agent to pursue diligently such rights as it may have against such Depository; at the election of a Fund, it shall be entitled to be subrogated to the rights of the Custodian with respect to any claim against the Depository or any person which the Custodian may have as a consequence of any such loss or damage if and to the extent that such Fund has not been made whole for any such loss or damage. Furthermore, the Custodian shall be fully responsible for any loss suffered by a Fund as a result of any act or failure to act on the part of a Depository, to the same extent that the Custodian would have been liable had the Custodian taken or failed to take such action with respect to securities of such Fund entrusted to its custody. Without, in any way, limiting the generality of the foregoing, the Custodian shall be responsible for the safe custody of the securities held in such Depository, to the same extent as if the Custodian held physical possession of such securities.

         12.     Use of Foreign Subcustodians and Foreign Depositories.

         Subject to the provisions of this Section 12, the Custodian may, in connection with the purchase and sale by a Fund of securities outside the United States, appoint in writing (and may at any time remove) any foreign banking institution, trust company, or other entity which is qualified to act as a foreign custodian under Rule 17f-5 of the 1940 Act (a "Foreign Sub-Custodian") or any Depository which is a foreign securities depository or clearning agency which is qualified to act as such under Rule 17f-5 of the 1940 Act (a "Foreign Depository"), to carry out, in accordance with the terms of this Agreement, such of the provisions of the Agreement as the Custodian may, from time to time, direct; provided, however, that such Foreign Subcustodian or Foreign Depository (which itself would meet the qualifications for a successor custodian set forth in Section 18 is understood to be the agent of the Custodian and not the agent of such Fund, and the Custodian shall be fully responsible for the acts of such Foreign Subcustodian or Foreign Depository and shall not be relieved of any of its responsibilities hereunder by the appointment of such Foreign Subcustodian or Foreign Depository.

                 a. The Custodian shall exercise reasonable care in the selection of any Foreign Subcustodian or Foreign Depository. In making its selection, the Custodian shall consider (i) the Foreign Subcustodian's or Foreign Depository's financial strength, general reputation and standing in the country in which it is located, its ability to provide efficiently the custodian services required and the relative cost of such services, (ii) whether the Foreign Subcustodian or

Foreign Depository would provide a level of safeguards for safekeeping and custody of securities not materially different from those prevailing in the United States, (iii) whether the Foreign Subcustodian or Foreign Depository has branch offices in the United States in order to facilitate jurisdiction over and enforcement of judgments against it, and (iv) in the case of a Foreign Depository, the number of its participants and its operating history.

                 b. The Custodian shall give notice to the Group of its intention to deposit securities with a Foreign Subcustodian or (directly or through a Foreign Subcustodian) with a Foreign Depository. The notice shall identify the proposed Foreign Subcustodian or Foreign Depository and shall include reasonably available information relied on by the Custodian in making the selection and, where applicable, a copy of the proposed form of agreement with the Foreign Subcustodian or Foreign Depository.

                 c. Within 30 days of its receipt of a notice from the Custodian pursuant to paragraph 12(b) of this Agreement regarding the Custodian's proposed selection of one or more Foreign Subcustodians or Foreign Depositories, the Group shall give written notice to the Custodian of the Group's approval or disapproval of the proposed selection.

                 d. The Custodian shall evaluate and determine at least annually the continued eligibility of each Foreign Subcustodian and Foreign Depository approved by the Group to act as such hereunder. In discharging this responsibility, the Custodian shall (i) monitor continuously the day-to-day services and reports provided by each Foreign Subcustodian or Foreign Depository, (ii) at least annually, obtain and review the annual financial report published by such Foreign Subcustodian or Foreign Depository and any reports on such Foreign Subcustodian or Foreign Depository prepared by a reputable independent analyst, and (iii) at least triennially, physically inspect the operations of such Foreign Subcustodian or Foreign Depository.

                 e. If the Custodian determines that any Foreign Subcustodian or Foreign Depository no longer satisfies the applicable requirements under Rule 17f-5 of the 1940 Act to serve as such or is otherwise no longer capable or qualified to perform the functions contemplated herein, the Custodian shall promptly give written notice thereof to the Group. The notice shall, in addition, either (i) indicate the Custodian's intention to transfer securities held by the removed Foreign Subcustodian or Foreign Depository to another Foreign Subcustodian or Foreign Depository previously approved by the Group, or
(ii) include a notice pursuant to paragraph 12(b) of this Agreement of the Custodian's intention to deposit securities with a new Foreign Subcustodian or Foreign Depository.

         13.     Use of Euro-clear Securities Clearance Facilities.

         A Fund may, from time to time, with respect to securities purchased or sold by such Fund in Europe, if any, wish to use the Euro-clear Securities Clearance Facilities. In such cases, a Foreign Subcustodian of the Custodian employed pursuant to Section 12 may, notwithstanding the other provisions of this Agreement:

                 a. make payments of cash upon the purchase of securities for the account of such Fund prior to delivery of such securities to the Foreign Subcustodian; and

                 b. deliver securities upon sales of such securities for the account of such Fund prior to receipt by the Foreign Subcustodian of payment therefor;

provided that any such transactions shall be implemented in accordance with procedures agreed to in advance in writing by the Group, the Custodian and such Foreign Subcustodian.

         14.     Voting and Other Action.

         The Custodian shall promptly deliver or mail to the Group all forms of proxies and all notices of meetings and other notices or announcements affecting or relating to the securities of a Fund, and, upon receipt of proper instructions, shall execute and deliver or cause its nominee to execute and deliver such proxies or other authorizations as may be required. Neither the Custodian nor its nominee shall vote upon any of the securities or execute any proxy to vote thereon or give any consent to take any other action with respect thereto (except as otherwise herein provided) unless ordered to do so by proper instructions.

         15.     Transfer Tax and Other Disbursements.

         A Fund shall pay or reimburse the Custodian from time to time for any transfer taxes payable upon transfers of securities made hereunder, and for all other necessary and proper disbursements and expenses made or incurred by the Custodian in the performance of this Agreement; provided that, with the exception of such transfer taxes, a Fund shall not pay or reimburse the Custodian for any disbursements or expenses made or incurred in connection with the use by the Custodian of a Depository.

         The Custodian shall execute and deliver and shall cause any Depository to execute and deliver such certificates in connection with securities delivered to it or by it under this Agreement as may be required under the laws of any jurisdiction to exempt from taxation any exemptible transfers and/or deliveries of any such securities. The Custodian shall use reasonable efforts to obtain refunds of taxes withheld on securities or the income thereof that are available under applicable tax laws, treaties, and regulations.

         16.     Responsibility of Custodian and Indemnification.

         The Custodian shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received by it or delivered by it pursuant to this Agreement and shall be held harmless in acting upon proper instructions, Resolutions, any notice, request, consent, certificate or other instrument reasonably believed by it to be genuine and to be signed by the proper party or parties and shall be entitled to receive as conclusive proof of any fact or matter required to be ascertained by it hereunder, a certificate signed by the President, a Vice President, the Treasurer, the Secretary or an Assistant Secretary of the Group. The Custodian may receive and accept a Resolution as conclusive evidence (a) of the authority of any person to act in accordance with such vote or (b) of any determination or of any action by the Board of Trustees pursuant to the Declaration of Trust or the Code of Regulations of the Group as described in such vote, and such vote may be considered as in full force and effect until receipt by the Custodian of written notice from the Secretary or an Assistant Secretary to the contrary.

         The Custodian shall be entitled to rely on and may act upon advice of counsel (who may be counsel for the Group) on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice.

         The Custodian shall be held to the exercise of reasonable care in carrying out the provisions of this Agreement but shall be liable only for its own negligent or bad faith acts or failures to act. A Fund shall indemnify the Custodian and hold it harmless from and against all claims, liabilities, and expenses (including attorneys' fees) with respect to such Fund which the Custodian may suffer or incur on account of being Custodian hereunder except such claims, liabilities, and expenses arising from the Custodian's own negligence or bad faith.

         If a Fund requires the Custodian to take any action with respect to securities, which action involves the payment of money or which action may, in the opinion of the Custodian, result in the Custodian or its nominee assigned to such Fund being liable for the payment of money or incurring liability of some other form, such Fund, as a prerequisite to requiring the Custodian to take such action, shall provide indemnity to the Custodian in an amount and form satisfactory to it.

         17. Effective Period, Termination and Interpretive and Additional Provisions.

         This Agreement shall become effective with respect to a Fund as of the date first written above and, unless sooner terminated as provided herein, shall continue in effect until October 31, 1993. Thereafter, if not terminated, this Agreement shall continue in effect as to a particular Fund for successive periods of twelve months each ending on October 31st of each year, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Group's Board of Trustees who are not parties to this

Agreement or interested persons (as defined in the Investment Company Act of 1940) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Group's Board of Trustees or by the vote of a majority of the outstanding voting securities of such Fund.

         This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by an instrument in writing either delivered or mailed, postage prepaid, to the other party, such termination to take effect not sooner than sixty (60) days after the date of such delivery or mailing; provided, however, that the Group shall not terminate this contract in contravention of any applicable Federal or state regulations, or any provisions of the Declaration of Trust and the Code of Regulations of the Group as the same may from time to time be amended, and further provided, that the Group may at any time by action of its Board of Trustees substitute with respect to a Fund another bank or trust company for the Custodian by giving notice as above to the Custodian.

         Upon termination hereof the Custodian shall be entitled to such compensation as may be due it as of the date of such termination and shall likewise be entitled to reimbursement for its costs, expenses, and disbursements and as provided herein. In the event of termination of the Agreement and for so long as the Custodian, with the written consent of the Group, in fact continues to perform any one or more of the services contemplated by this Agreement or any Schedule hereto, the provisions of this Agreement shall continue in full force and effect.

         This Agreement may be amended with respect to a Fund at any time by mutual agreement of the parties hereto in writing; provided, however, that this Agreement may not be amended in contravention of any applicable Federal or state regulations, or any provisions of the Declaration of Trust and the Code of Regulations of the Group as the same may from time to time be amended.

         The Group or its authorized representatives shall have reasonable access to inspect books and records maintained by the Custodian or any agent, Foreign Subcustodian or Depository holding securities hereunder to verify the accuracy of such books and records. The Custodian shall notify the Group promptly of any applicable law or regulation in any country where securities are held that would restrict such access or inspection.

         In connection with the operation of this Agreement, the Custodian and the Group may, with respect to a Fund, agree from time to time on such provisions interpretive of or in addition to the provisions of this Agreement as may in their joint opinion be consistent with the general tenor of this Agreement, any such interpretive or additional provisions to be signed by both parties and annexed hereto, provided that no such interpretive or additional provisions shall contravene any applicable Federal or state regulations, or any provisions of the Declaration of Trust and Code of Regulations of the Group as the same may from time to time be amended.

No interpretive or additional provisions made as provided in the preceding sentence shall be deemed to be an amendment of this Agreement.

         18.     Successor Custodian.

         If a successor custodian is appointed with respect to a Fund by the Board of Trustees of the Group, the Custodian shall, upon termination, deliver to such successor custodian at the office of the Custodian, duly endorsed and in form for transfer, all securities then held hereunder and all funds or other properties of such Fund deposited with or held by it hereunder.

         If no such successor custodian is appointed, the Custodian shall, in like manner, at its office, upon receipt of a certified copy of a vote of the Shareholders of such Fund, deliver such securities, funds and other properties in accordance with such vote.

         In the event that no written order designating a successor custodian or certified copy of a vote of the Shareholders of such Fund shall have been delivered to the Custodian on or before the date when such termination shall become effective, then the Custodian shall have the right to deliver to a bank or trust company of its own selection qualified to act as a custodian under the 1940 Act, having an aggregate capital, surplus, and undivided profits, as shown by its last published report, of not less than $20,000,000, all securities, funds, and other properties held by the Custodian on behalf of such Fund and all instruments held by it relative thereto and all other property held by it with respect to such Fund under this Agreement. Thereafter such bank or trust company shall be the successor of the Custodian with respect to such Fund under this Agreement.

         In the event that securities, funds, and other properties remain in the possession of the Custodian after the date of termination hereof owing to the failure of the Group to procure the certified copy above referred to, or of the Trustees to appoint a successor custodian, the Custodian shall be entitled to fair compensation for its services during such period and the provisions of this Agreement relating to the duties and obligation of the Custodian shall remain in full force and effect.

         19.     Compensation of Custodian.

         The Custodian shall be entitled to compensation for its services and expenses as Custodian for the assets of a Fund as described on Schedule B hereto.

         20.     Massachusetts Law to Apply.

         This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

         21.     Matters Relating to the Group as a Massachusetts Business
                 Trust.

         The names 'The HighMark Group' and 'Trustees of The HighMark Group' refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated as of March 10, 1987 to which reference is hereby made and a copy of which is on file at the office of the Secretary of The Commonwealth of Massachusetts and elsewhere as required by law and to any and all amendments thereto so filed or hereafter filed. The obligations of 'The HighMark Group' entered into in the name or on behalf thereof by any of the Group's Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, Shareholders, representatives, or agents of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series of Shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

         IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and behalf by its duly authorized officers and its seal to be hereunto affixed as of the day first written above.

[SEAL]                                   THE BANK OF CALIFORNIA, N.A.


                                            By: /s/ Greg King
                                                --------------------------

                                         Title: Vice President
                                                --------------------------


[SEAL]                                   THE HIGHMARK GROUP


                                            By: /s/ Kenneth B. Quintenz
                                                --------------------------

                                         Title:    President
                                                --------------------------

                                                  Dated:  As of December 1, 1992

                              AMENDED AND RESTATED
                                   Schedule A
                           to the Custodian Agreement
                         between The HighMark Group and
                          The Bank of California, N.A.

Name of Fund

The U.S. Government Obligations Fund

The Diversified Obligations Fund

The 100% U.S. Treasury Obligations Fund

The Balanced Fund

The Growth Fund

The Income Equity Fund

The Special Growth Equity Fund

The Bond Fund

The Tax-Free Fund

The California Tax-Free Fund

The Government Bond Fund

The Income and Growth Fund



[SEAL]                                  THE BANK OF CALIFORNIA, N.A.


                                           By:    /s/ Greg King
                                              -------------------------

                                        Title:   Vice President
                                              -------------------------

[SEAL]                                  THE HIGHMARK GROUP

                                           By:    /s/ S. Mintos
                                              -------------------------

                                        Title:    President
                                              -------------------------

                                   Schedule B
                           to the Custodian Agreement
                         between The HighMark Group and
                          The Bank of California, N.A.
                               December 23, 1991


         Each Fund shall pay the Custodian a fee at an annual rate of .02% of the Fund's average daily net assets, with a minimum annual fee of $2,500. The Custodian shall also be entitled to be reimbursed by each Fund for its reasonable out-of-pocket expenses incurred in the performance of its duties under the Agreement. In addition, the Custodian will be entitled to receive from each Fund the following fees as specified:


Transaction Charges:
-------------------

Depository Eligible                           $17.00
Depository Ineligible                         $40.00

Annual Holding Charges:
----------------------

Depository Eligible                           $25.00
Depository Ineligible                         $40.00

Disbursement Charges:                         $10.00
--------------------


[SEAL]                                     THE BANK OF CALIFORNIA, N.A.


                                              By: /s/ Greg King
                                                  -------------------------

                                           Title:   Vice President
                                                  -------------------------


[SEAL]                                     THE HIGHMARK GROUP


                                              By: /s/ Kenneth B. Quintenz
                                                  -------------------------

                                           Title:   President
                                                  -------------------------

THE HIGHMARK GROUP
P.O. Box 759, San Francisco, CA  94120

-----------------------------------------------------------------------------

                               IMPORTANT PROXY

[ADDRESS]                      PLEASE FILL OUT AND SIGN PROXY TODAY.

                               PLEASE DETACH PROXY BELOW AND RETURN USING THE ENCLOSED SELF-ADDRESSED RETURN ENVELOPE.


                THIS PROXY APPLIES TO THE ACCOUNTS LISTED BELOW

                            THE HIGHMARK GROWTH FUND

[Account Number]                                        Number of shares owned
                                                              [_________]

                       PLEASE DO NOT HESITATE TO CONTACT
                      THE HIGHMARK GROUP AT 1-800-433-6884
                         SHOULD YOU HAVE ANY QUESTIONS

                               THIS IS YOUR PROXY
           DETACH AND RETURN BOTTOM PORTION IN THE ENCLOSED ENVELOPE

-----------------------------------------------------------------------------
[Account Number]             THE HIGHMARK GROUP                [________]
                                 GROWTH FUND

           Proxy for Special Meeting of Shareholders - March 11, 1996

         The undersigned hereby appoints Stephen G. Mintos and Cynthia L. Lindsey proxies to vote and act at the Special Meeting of Shareholders of the Growth Fund (the "Fund"), a portfolio of The HighMark Group, to be held at the offices of BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 at 9:00 a.m. on March 11, 1996 and at all adjournments thereof, in respect of all Shares of the Fund as to which the undersigned may be entitled to vote or act. Each proxy shall have power of substitution and a majority of said proxies or their substitutes, or any one if only one be present and acting, shall have all powers hereby granted.

         The proxies are hereby authorized and instructed to vote upon the matters specified in the notice of meeting as set forth on this side of this proxy. If no choice is indicated as to a proposal, the proxies shall vote FOR such proposal. The proxies may vote in their discretion on any other matter which may properly come before the meeting.

(1)      Proposal to approve the proposed New                   FOR              AGAINST           ABSTAIN
         Investment Advisory Agreement, and                      __                  __                __
         to ratify the continuation of the
         Sub-Administration Agreement, the
         Sub-Transfer Agency Agreement and the
         Custodian Agreement.

(2)      Election of Trustees

         __ FOR all nominees listed except as marked to the contrary below.

         __      WITHHOLD AUTHORITY for all nominees

         INSTRUCTION:     To withhold authority to vote for any individual
                          nominee, strike a line through the name in the list below.

         Thomas J. Braje                   Joseph C. Jaeger                  Stephen G. Mintos
         David A. Goldfarb                 Frederick J. Long

(3)      Proposal to ratify the selection of                    FOR              AGAINST           ABSTAIN
         Deloitte & Touche LLP as independent                    __                 __                __
         accountants

(4)      Transaction of such other business as                  FOR              AGAINST           ABSTAIN
         may properly come before the meeting                    __                 __                __
         or any adjournment thereof.

Please sign and return.

The proxies are hereby instructed to vote as specified.

x______________________   x______________________  DATED:  _____________, 1996
  (Sign here exactly as name(s) appear above.



NOTE: Signature(s) should agree with name(s) as printed hereon. All joint owners should sign. Fiduciaries please indicate their titles. This proxy is solicited on behalf of the Board of Trustees of The HighMark Group. Please sign and return promptly in the enclosed envelope.

THE HIGHMARK GROUP
P.O. Box 759, San Francisco, CA  94120

-----------------------------------------------------------------------------

                               IMPORTANT PROXY

[ADDRESS]                      PLEASE FILL OUT AND SIGN PROXY TODAY.

                               PLEASE DETACH PROXY BELOW AND RETURN USING THE ENCLOSED SELF-ADDRESSED RETURN ENVELOPE.


                THIS PROXY APPLIES TO THE ACCOUNTS LISTED BELOW

                      THE HIGHMARK INCOME AND GROWTH FUND

[Account Number]                                       Number of shares owned
                                                             [_________]

                       PLEASE DO NOT HESITATE TO CONTACT
                      THE HIGHMARK GROUP AT 1-800-433-6884
                         SHOULD YOU HAVE ANY QUESTIONS

                               THIS IS YOUR PROXY
           DETACH AND RETURN BOTTOM PORTION IN THE ENCLOSED ENVELOPE

-------------------------------------------------------------------------------
[Account Number]              THE HIGHMARK GROUP               [________]
                            INCOME AND GROWTH FUND

           Proxy for Special Meeting of Shareholders - March 11, 1996

         The undersigned hereby appoints Stephen G. Mintos and Cynthia L. Lindsey proxies to vote and act at the Special Meeting of Shareholders of the Income and Growth Fund (the "Fund"), a portfolio of The HighMark Group, to be held at the offices of BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 at 9:00 a.m. on March 11, 1996 and at all adjournments thereof, in respect of all Shares of the Fund as to which the undersigned may be entitled to vote or act. Each proxy shall have power of substitution and a majority of said proxies or their substitutes, or any one if only one be present and acting, shall have all powers hereby granted.

         The proxies are hereby authorized and instructed to vote upon the matters specified in the notice of meeting as set forth on this side of this proxy. If no choice is indicated as to a proposal, the proxies shall vote FOR such proposal. The proxies may vote in their discretion on any other matter which may properly come before the meeting.

(1)      Proposal to approve the proposed New                   FOR              AGAINST           ABSTAIN
         Investment Advisory Agreement, and                      __                 __                __
         to ratify the continuation of the Sub-
         Administration Agreement, the
         Sub-Transfer Agency Agreement and
         the Custodian Agreement.

(2)      Election of Trustees

         __      FOR all nominees listed except as marked to the contrary below.

         __      WITHHOLD AUTHORITY for all nominees

         INSTRUCTION:     To withhold authority to vote for any individual
                          nominee, strike a line through the name in the list below.

         Thomas J. Braje                   Joseph C. Jaeger                  Stephen G. Mintos
         David A. Goldfarb                 Frederick J. Long

(3)      Proposal to ratify the selection of                    FOR              AGAINST           ABSTAIN
         Deloitte & Touche LLP as independent                    __                 __                __
         accountants

(4)      Transaction of such other business as                  FOR              AGAINST           ABSTAIN
         may properly come before the meeting                    __                 __                __
         or any adjournment thereof.

Please sign and return.

The proxies are hereby instructed to vote as specified.

x______________________   x______________________  DATED:  _____________, 1996
  (Sign here exactly as name(s) appear above.



NOTE: Signature(s) should agree with name(s) as printed hereon. All joint owners should sign. Fiduciaries please indicate their titles. This proxy is solicited on behalf of the Board of Trustees of The HighMark Group. Please sign and return promptly in the enclosed envelope.

THE HIGHMARK GROUP
P.O. Box 759, San Francisco, CA  94120

-----------------------------------------------------------------------------

                               IMPORTANT PROXY

[ADDRESS]                      PLEASE FILL OUT AND SIGN PROXY TODAY.

                               PLEASE DETACH PROXY BELOW AND RETURN USING THE ENCLOSED SELF-ADDRESSED RETURN ENVELOPE.


                THIS PROXY APPLIES TO THE ACCOUNTS LISTED BELOW

                        THE HIGHMARK INCOME EQUITY FUND

[Account Number]                                       Number of shares owned
                                                              [_________]

                       PLEASE DO NOT HESITATE TO CONTACT
                      THE HIGHMARK GROUP AT 1-800-433-6884
                         SHOULD YOU HAVE ANY QUESTIONS

                               THIS IS YOUR PROXY
           DETACH AND RETURN BOTTOM PORTION IN THE ENCLOSED ENVELOPE

-------------------------------------------------------------------------------
[Account Number]               THE HIGHMARK GROUP              [________]
                               INCOME EQUITY FUND

           Proxy for Special Meeting of Shareholders - March 11, 1996

         The undersigned hereby appoints Stephen G. Mintos and Cynthia L. Lindsey proxies to vote and act at the Special Meeting of Shareholders of the Income Equity Fund (the "Fund"), a portfolio of The HighMark Group, to be held at the offices of BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 at 9:00 a.m. on March 11, 1996 and at all adjournments thereof, in respect of all Shares of the Fund as to which the undersigned may be entitled to vote or act. Each proxy shall have power of substitution and a majority of said proxies or their substitutes, or any one if only one be present and acting, shall have all powers hereby granted.

         The proxies are hereby authorized and instructed to vote upon the matters specified in the notice of meeting as set forth on this side of this proxy. If no choice is indicated as to a proposal, the proxies shall vote FOR such proposal. The proxies may vote in their discretion on any other matter which may properly come before the meeting.

(1)      Proposal to approve the proposed New                   FOR              AGAINST           ABSTAIN
         Investment Advisory Agreement, and                      __                 __                __
         to ratify the continuation of the Sub-
         Administration Agreement, the
         Sub-Transfer Agency Agreement and
         the Custodian Agreement.

(2)      Election of Trustees

         __ FOR all nominees listed except as marked to the contrary below.

         __      WITHHOLD AUTHORITY for all nominees

         INSTRUCTION:     To withhold authority to vote for any individual
                          nominee, strike a line through the name in the list below.

         Thomas J. Braje                   Joseph C. Jaeger                  Stephen G. Mintos
         David A. Goldfarb                 Frederick J. Long

(3)      Proposal to ratify the selection of                    FOR              AGAINST           ABSTAIN
         Deloitte & Touche LLP as independent                    __                 __                __
         accountants

(4)      Transaction of such other business as                  FOR              AGAINST           ABSTAIN
         may properly come before the meeting                    __                 __                __
         or any adjournment thereof.

Please sign and return.

The proxies are hereby instructed to vote as specified.

x______________________   x______________________  DATED:  _____________, 1996
  (Sign here exactly as name(s) appear above.



NOTE: Signature(s) should agree with name(s) as printed hereon. All joint owners should sign. Fiduciaries please indicate their titles. This proxy is solicited on behalf of the Board of Trustees of The HighMark Group. Please sign and return promptly in the enclosed envelope.

THE HIGHMARK GROUP
P.O. Box 759, San Francisco, CA  94120

-----------------------------------------------------------------------------

                               IMPORTANT PROXY

[ADDRESS]                      PLEASE FILL OUT AND SIGN PROXY TODAY.

                               PLEASE DETACH PROXY BELOW AND RETURN USING THE ENCLOSED SELF-ADDRESSED RETURN ENVELOPE.


                THIS PROXY APPLIES TO THE ACCOUNTS LISTED BELOW

                           THE HIGHMARK BALANCED FUND

[Account Number]                                       Number of shares owned
                                                              [_________]

                       PLEASE DO NOT HESITATE TO CONTACT
                      THE HIGHMARK GROUP AT 1-800-433-6884
                         SHOULD YOU HAVE ANY QUESTIONS

                               THIS IS YOUR PROXY
           DETACH AND RETURN BOTTOM PORTION IN THE ENCLOSED ENVELOPE

-------------------------------------------------------------------------------
[Account Number]               THE HIGHMARK GROUP              [________]
                                   BALANCED FUND

           Proxy for Special Meeting of Shareholders - March 11, 1996

         The undersigned hereby appoints Stephen G. Mintos and Cynthia L. Lindsey proxies to vote and act at the Special Meeting of Shareholders of the Balanced Fund (the "Fund"), a portfolio of The HighMark Group, to be held at the offices of BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 at 9:00 a.m. on March 11, 1996 and at all adjournments thereof, in respect of all Shares of the Fund as to which the undersigned may be entitled to vote or act. Each proxy shall have power of substitution and a majority of said proxies or their substitutes, or any one if only one be present and acting, shall have all powers hereby granted.

         The proxies are hereby authorized and instructed to vote upon the matters specified in the notice of meeting as set forth on this side of this proxy. If no choice is indicated as to a proposal, the proxies shall vote FOR such proposal. The proxies may vote in their discretion on any other matter which may properly come before the meeting.

(1)      Proposal to approve the proposed New                   FOR              AGAINST           ABSTAIN
         Investment Advisory Agreement, and                      __                 __                __
         to ratify the continuation of the Sub-
         Administration Agreement, the
         Sub-Transfer Agency Agreement and
         the Custodian Agreement.

(2)      Election of Trustees

         __ FOR all nominees listed except as marked to the contrary below.

         __      WITHHOLD AUTHORITY for all nominees

         INSTRUCTION:     To withhold authority to vote for any individual
                          nominee, strike a line through the name in the list below.

         Thomas J. Braje                   Joseph C. Jaeger                  Stephen G. Mintos
         David A. Goldfarb                 Frederick J. Long

(3)      Proposal to ratify the selection of                    FOR                AGAINST           ABSTAIN
         Deloitte & Touche LLP as independent accountants        __                   __                __


(4)      Transaction of such other business as                  FOR                AGAINST           ABSTAIN
         may properly come before the meeting                    __                   __                __
         or any adjournment thereof.

Please sign and return.

The proxies are hereby instructed to vote as specified.

x______________________   x______________________  DATED:  _____________, 1996
  (Sign here exactly as name(s) appear above.



NOTE: Signature(s) should agree with name(s) as printed hereon. All joint owners should sign. Fiduciaries please indicate their titles. This proxy is solicited on behalf of the Board of Trustees of The HighMark Group. Please sign and return promptly in the enclosed envelope.

THE HIGHMARK GROUP
P.O. Box 759, San Francisco, CA  94120

-----------------------------------------------------------------------------

                               IMPORTANT PROXY

[ADDRESS]                      PLEASE FILL OUT AND SIGN PROXY TODAY.

                               PLEASE DETACH PROXY BELOW AND RETURN USING THE ENCLOSED SELF-ADDRESSED RETURN ENVELOPE.


                THIS PROXY APPLIES TO THE ACCOUNTS LISTED BELOW

                             THE HIGHMARK BOND FUND

[Account Number]                                       Number of shares owned
                                                             [_________]

                       PLEASE DO NOT HESITATE TO CONTACT
                      THE HIGHMARK GROUP AT 1-800-433-6884
                         SHOULD YOU HAVE ANY QUESTIONS

                               THIS IS YOUR PROXY
           DETACH AND RETURN BOTTOM PORTION IN THE ENCLOSED ENVELOPE

-------------------------------------------------------------------------------
[Account Number]              THE HIGHMARK GROUP               [________]
                                   BOND FUND

           Proxy for Special Meeting of Shareholders - March 11, 1996

         The undersigned hereby appoints Stephen G. Mintos and Cynthia L. Lindsey proxies to vote and act at the Special Meeting of Shareholders of the Bond Fund (the "Fund"), a portfolio of The HighMark Group, to be held at the offices of BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 at 9:00 a.m. on March 11, 1996 and at all adjournments thereof, in respect of all Shares of the Fund as to which the undersigned may be entitled to vote or act. Each proxy shall have power of substitution and a majority of said proxies or their substitutes, or any one if only one be present and acting, shall have all powers hereby granted.

         The proxies are hereby authorized and instructed to vote upon the matters specified in the notice of meeting as set forth on this side of this proxy. If no choice is indicated as to a proposal, the proxies shall vote FOR such proposal. The proxies may vote in their discretion on any other matter which may properly come before the meeting.

(1)      Proposal to approve the proposed New                   FOR              AGAINST           ABSTAIN
         Investment Advisory Agreement, and                      __                 __                __
         to ratify the continuation of the Sub-
         Administration Agreement, the
         Sub-Transfer Agency Agreement and
         the Custodian Agreement.

(2)      Election of Trustees

         __ FOR all nominees listed except as marked to the contrary below.

         __      WITHHOLD AUTHORITY for all nominees

         INSTRUCTION:     To withhold authority to vote for any individual
                          nominee, strike a line through the name in the list below.

         Thomas J. Braje                   Joseph C. Jaeger                  Stephen G. Mintos
         David A. Goldfarb                 Frederick J. Long

(3)      Proposal to ratify the selection of                    FOR              AGAINST           ABSTAIN
         Deloitte & Touche LLP as independent                    __                 __                __
         accountants

(4)      Transaction of such other business as                  FOR              AGAINST           ABSTAIN
         may properly come before the meeting                    __                 __                __
         or any adjournment thereof.

Please sign and return.

The proxies are hereby instructed to vote as specified.

x______________________   x______________________  DATED:  _____________, 1996
  (Sign here exactly as name(s) appear above.



NOTE: Signature(s) should agree with name(s) as printed hereon. All joint owners should sign. Fiduciaries please indicate their titles. This proxy is solicited on behalf of the Board of Trustees of The HighMark Group. Please sign and return promptly in the enclosed envelope.

THE HIGHMARK GROUP
P.O. Box 759, San Francisco, CA  94120

-------------------------------------------------------------------------------

                               IMPORTANT PROXY

[ADDRESS]                      PLEASE FILL OUT AND SIGN PROXY TODAY.

                               PLEASE DETACH PROXY BELOW AND RETURN USING THE ENCLOSED SELF-ADDRESSED RETURN ENVELOPE.


                THIS PROXY APPLIES TO THE ACCOUNTS LISTED BELOW

                       THE HIGHMARK GOVERNMENT BOND FUND

[Account Number]                                      Number of shares owned
                                                            [_________]

                       PLEASE DO NOT HESITATE TO CONTACT
                      THE HIGHMARK GROUP AT 1-800-433-6884
                         SHOULD YOU HAVE ANY QUESTIONS

                               THIS IS YOUR PROXY
           DETACH AND RETURN BOTTOM PORTION IN THE ENCLOSED ENVELOPE

-------------------------------------------------------------------------------
[Account Number]               THE HIGHMARK GROUP              [________]
                              GOVERNMENT BOND FUND

           Proxy for Special Meeting of Shareholders - March 11, 1996

         The undersigned hereby appoints Stephen G. Mintos and Cynthia L. Lindsey proxies to vote and act at the Special Meeting of Shareholders of the Government Bond Fund (the "Fund"), a portfolio of The HighMark Group, to be held at the offices of BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 at 9:00 a.m. on March 11, 1996 and at all adjournments thereof, in respect of all Shares of the Fund as to which the undersigned may be entitled to vote or act. Each proxy shall have power of substitution and a majority of said proxies or their substitutes, or any one if only one be present and acting, shall have all powers hereby granted.

         The proxies are hereby authorized and instructed to vote upon the matters specified in the notice of meeting as set forth on this side of this proxy. If no choice is indicated as to a proposal, the proxies shall vote FOR such proposal. The proxies may vote in their discretion on any other matter which may properly come before the meeting.

(1)      Proposal to approve the proposed New                   FOR              AGAINST           ABSTAIN
         Investment Advisory Agreement, and                      __                 __                __
         to ratify the continuation of the Sub-
         Administration Agreement, the
         Sub-Transfer Agency Agreement and
         the Custodian Agreement.

(2)      Election of Trustees

         __ FOR all nominees listed except as marked to the contrary below.

         __      WITHHOLD AUTHORITY for all nominees

         INSTRUCTION:     To withhold authority to vote for any individual
                          nominee, strike a line through the name in the list below.

         Thomas J. Braje                   Joseph C. Jaeger                  Stephen G. Mintos
         David A. Goldfarb                 Frederick J. Long

(3)      Proposal to ratify the selection of                    FOR              AGAINST           ABSTAIN
         Deloitte & Touche LLP as independent                    __                 __                __
         accountants

(4)      Transaction of such other business as                  FOR              AGAINST           ABSTAIN
         may properly come before the meeting                    __                 __                __
         or any adjournment thereof.

Please sign and return.

The proxies are hereby instructed to vote as specified.

x______________________   x______________________  DATED:  _____________, 1996
  (Sign here exactly as name(s) appear above.



NOTE: Signature(s) should agree with name(s) as printed hereon. All joint owners should sign. Fiduciaries please indicate their titles. This proxy is solicited on behalf of the Board of Trustees of The HighMark Group. Please sign and return promptly in the enclosed envelope.

THE HIGHMARK GROUP
P.O. Box 759, San Francisco, CA  94120

-------------------------------------------------------------------------------

                               IMPORTANT PROXY

[ADDRESS]                      PLEASE FILL OUT AND SIGN PROXY TODAY.

                               PLEASE DETACH PROXY BELOW AND RETURN USING THE ENCLOSED SELF-ADDRESSED RETURN ENVELOPE.


                THIS PROXY APPLIES TO THE ACCOUNTS LISTED BELOW

                   THE HIGHMARK DIVERSIFIED OBLIGATIONS FUND

[Account Number]                                      Number of shares owned
                                                            [_________]

                       PLEASE DO NOT HESITATE TO CONTACT
                      THE HIGHMARK GROUP AT 1-800-433-6884
                         SHOULD YOU HAVE ANY QUESTIONS

                               THIS IS YOUR PROXY
           DETACH AND RETURN BOTTOM PORTION IN THE ENCLOSED ENVELOPE

-------------------------------------------------------------------------------
[Account Number]               THE HIGHMARK GROUP             [________]
                          DIVERSIFIED OBLIGATIONS FUND

           Proxy for Special Meeting of Shareholders - March 11, 1996

         The undersigned hereby appoints Stephen G. Mintos and Cynthia L. Lindsey proxies to vote and act at the Special Meeting of Shareholders of the Diversified Obligations Fund (the "Fund"), a portfolio of The HighMark Group, to be held at the offices of BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 at 9:00 a.m. on March 11, 1996 and at all adjournments thereof, in respect of all Shares of the Fund as to which the undersigned may be entitled to vote or act. Each proxy shall have power of substitution and a majority of said proxies or their substitutes, or any one if only one be present and acting, shall have all powers hereby granted.

         The proxies are hereby authorized and instructed to vote upon the matters specified in the notice of meeting as set forth on this side of this proxy. If no choice is indicated as to a proposal, the proxies shall vote FOR such proposal. The proxies may vote in their discretion on any other matter which may properly come before the meeting.

(1)      Proposal to approve the proposed New                   FOR              AGAINST           ABSTAIN
         Investment Advisory Agreement, and                      __                 __                __
         to ratify the continuation of the Sub-Administration
         Agreement, the Sub-Transfer Agency Agreement and the
         Custodian Agreement.


(2)      Election of Trustees

         __ FOR all nominees listed except as marked to the contrary below.

         __      WITHHOLD AUTHORITY for all nominees

         INSTRUCTION:     To withhold authority to vote for any individual
                          nominee, strike a line through the name in the list below.

         Thomas J. Braje                   Joseph C. Jaeger                  Stephen G. Mintos
         David A. Goldfarb                 Frederick J. Long

(3)      Proposal to ratify the selection of                    FOR              AGAINST           ABSTAIN
         Deloitte & Touche LLP as independent                    __                 __                __
         accountants

(4)      Transaction of such other business as                  FOR              AGAINST           ABSTAIN
         may properly come before the meeting                    __                 __                __
         or any adjournment thereof.

Please sign and return.

The proxies are hereby instructed to vote as specified.

x______________________   x______________________  DATED:  _____________, 1996
  (Sign here exactly as name(s) appear above.



NOTE: Signature(s) should agree with name(s) as printed hereon. All joint owners should sign. Fiduciaries please indicate their titles. This proxy is solicited on behalf of the Board of Trustees of The HighMark Group. Please sign and return promptly in the enclosed envelope.

THE HIGHMARK GROUP
P.O. Box 759, San Francisco, CA  94120

-------------------------------------------------------------------------------

                               IMPORTANT PROXY

[ADDRESS]                      PLEASE FILL OUT AND SIGN PROXY TODAY.

                               PLEASE DETACH PROXY BELOW AND RETURN USING THE ENCLOSED SELF-ADDRESSED RETURN ENVELOPE.


                THIS PROXY APPLIES TO THE ACCOUNTS LISTED BELOW

                 THE HIGHMARK U.S. GOVERNMENT OBLIGATIONS FUND

[Account Number]                                      Number of shares owned
                                                             [_________]

                       PLEASE DO NOT HESITATE TO CONTACT
                      THE HIGHMARK GROUP AT 1-800-433-6884
                         SHOULD YOU HAVE ANY QUESTIONS

                               THIS IS YOUR PROXY
           DETACH AND RETURN BOTTOM PORTION IN THE ENCLOSED ENVELOPE

-----------------------------------------------------------------------------
[Account Number]               THE HIGHMARK GROUP              [________]
                        U.S. GOVERNMENT OBLIGATIONS FUND

           Proxy for Special Meeting of Shareholders - March 11, 1996

         The undersigned hereby appoints Stephen G. Mintos and Cynthia L. Lindsey proxies to vote and act at the Special Meeting of Shareholders of the U.S. Government Obligations Fund (the "Fund"), a portfolio of The HighMark Group, to be held at the offices of BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 at 9:00 a.m. on March 11, 1996 and at all adjournments thereof, in respect of all Shares of the Fund as to which the undersigned may be entitled to vote or act. Each proxy shall have power of substitution and a majority of said proxies or their substitutes, or any one if only one be present and acting, shall have all powers hereby granted.

         The proxies are hereby authorized and instructed to vote upon the matters specified in the notice of meeting as set forth on this side of this proxy. If no choice is indicated as to a proposal, the proxies shall vote FOR such proposal. The proxies may vote in their discretion on any other matter which may properly come before the meeting.

(1)      Proposal to approve the proposed New                   FOR              AGAINST           ABSTAIN
         Investment Advisory Agreement, and                      __                 __                __
         to ratify the continuation of the Sub-
         Administration Agreement, the
         Sub-Transfer Agency Agreement and
         the Custodian Agreement.

(2)      Election of Trustees

         __ FOR all nominees listed except as marked to the contrary below.

         __      WITHHOLD AUTHORITY for all nominees

         INSTRUCTION:     To withhold authority to vote for any individual
                          nominee, strike a line through the name in the list below.

         Thomas J. Braje                   Joseph C. Jaeger                  Stephen G. Mintos
         David A. Goldfarb                 Frederick J. Long

(3)      Proposal to ratify the selection of                    FOR              AGAINST           ABSTAIN
         Deloitte & Touche LLP as independent                    __                 __                __
         accountants

(4)      Transaction of such other business as                  FOR              AGAINST           ABSTAIN
         may properly come before the meeting                    __                 __                __
         or any adjournment thereof.

Please sign and return.

The proxies are hereby instructed to vote as specified.

x______________________   x______________________  DATED:  _____________, 1996
  (Sign here exactly as name(s) appear above.



NOTE: Signature(s) should agree with name(s) as printed hereon. All joint owners should sign. Fiduciaries please indicate their titles. This proxy is solicited on behalf of the Board of Trustees of The HighMark Group. Please sign and return promptly in the enclosed envelope.

THE HIGHMARK GROUP
P.O. Box 759, San Francisco, CA  94120

-----------------------------------------------------------------------------

                               IMPORTANT PROXY

[ADDRESS]                      PLEASE FILL OUT AND SIGN PROXY TODAY.

                               PLEASE DETACH PROXY BELOW AND RETURN USING THE ENCLOSED SELF-ADDRESSED RETURN ENVELOPE.


                THIS PROXY APPLIES TO THE ACCOUNTS LISTED BELOW

                THE HIGHMARK 100% U.S. TREASURY OBLIGATIONS FUND

[Account Number]                                      Number of shares owned
                                                             [_________]

                       PLEASE DO NOT HESITATE TO CONTACT
                      THE HIGHMARK GROUP AT 1-800-433-6884
                         SHOULD YOU HAVE ANY QUESTIONS

                               THIS IS YOUR PROXY
           DETACH AND RETURN BOTTOM PORTION IN THE ENCLOSED ENVELOPE

-----------------------------------------------------------------------------
[Account Number]               THE HIGHMARK GROUP             [________]
                      100% U.S. TREASURY OBLIGATIONS FUND

           Proxy for Special Meeting of Shareholders - March 11, 1996

         The undersigned hereby appoints Stephen G. Mintos and Cynthia L. Lindsey proxies to vote and act at the Special Meeting of Shareholders of the 100% U.S. Treasury Obligations Fund (the "Fund"), a portfolio of The HighMark Group, to be held at the offices of BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 at 9:00 a.m. on March 11, 1996 and at all adjournments thereof, in respect of all Shares of the Fund as to which the undersigned may be entitled to vote or act. Each proxy shall have power of substitution and a majority of said proxies or their substitutes, or any one if only one be present and acting, shall have all powers hereby granted.

         The proxies are hereby authorized and instructed to vote upon the matters specified in the notice of meeting as set forth on this side of this proxy. If no choice is indicated as to a proposal, the proxies shall vote FOR such proposal. The proxies may vote in their discretion on any other matter which may properly come before the meeting.

(1)      Proposal to approve the proposed New                   FOR              AGAINST           ABSTAIN
         Investment Advisory Agreement, and                      __                 __                __
         to ratify the continuation of the Sub-
         Administration Agreement, the
         Sub-Transfer Agency Agreement and
         the Custodian Agreement.

(2)      Election of Trustees

         __ FOR all nominees listed except as marked to the contrary below.

         __      WITHHOLD AUTHORITY for all nominees

         INSTRUCTION:     To withhold authority to vote for any individual
                          nominee, strike a line through the name in the list below.

         Thomas J. Braje                   Joseph C. Jaeger                  Stephen G. Mintos
         David A. Goldfarb                 Frederick J. Long

(3)      Proposal to ratify the selection of                    FOR              AGAINST           ABSTAIN
         Deloitte & Touche LLP as independent                    __                 __                __
         accountants

(4)      Transaction of such other business as                  FOR              AGAINST           ABSTAIN
         may properly come before the meeting                    __                 __                __
         or any adjournment thereof.

Please sign and return.

The proxies are hereby instructed to vote as specified.

x______________________   x______________________  DATED:  _____________, 1996
  (Sign here exactly as name(s) appear above.



NOTE: Signature(s) should agree with name(s) as printed hereon. All joint owners should sign. Fiduciaries please indicate their titles. This proxy is solicited on behalf of the Board of Trustees of The HighMark Group. Please sign and return promptly in the enclosed envelope.

THE HIGHMARK GROUP
P.O. Box 759, San Francisco, CA  94120

-------------------------------------------------------------------------------

                               IMPORTANT PROXY

[ADDRESS]                      PLEASE FILL OUT AND SIGN PROXY TODAY.

                               PLEASE DETACH PROXY BELOW AND RETURN USING THE ENCLOSED SELF-ADDRESSED RETURN ENVELOPE.


                THIS PROXY APPLIES TO THE ACCOUNTS LISTED BELOW

                     THE HIGHMARK CALIFORNIA TAX-FREE FUND

[Account Number]                                      Number of shares owned
                                                             [_________]

                       PLEASE DO NOT HESITATE TO CONTACT
                      THE HIGHMARK GROUP AT 1-800-433-6884
                         SHOULD YOU HAVE ANY QUESTIONS

                               THIS IS YOUR PROXY
           DETACH AND RETURN BOTTOM PORTION IN THE ENCLOSED ENVELOPE

-------------------------------------------------------------------------------
[Account Number]               THE HIGHMARK GROUP             [________]
                            CALIFORNIA TAX-FREE FUND

           Proxy for Special Meeting of Shareholders - March 11, 1996

         The undersigned hereby appoints Stephen G. Mintos and Cynthia L. Lindsey proxies to vote and act at the Special Meeting of Shareholders of the California Tax-Free Fund (the "Fund"), a portfolio of The HighMark Group, to be held at the offices of BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 at 9:00 a.m. on March 11, 1996 and at all adjournments thereof, in respect of all Shares of the Fund as to which the undersigned may be entitled to vote or act. Each proxy shall have power of substitution and a majority of said proxies or their substitutes, or any one if only one be present and acting, shall have all powers hereby granted.

         The proxies are hereby authorized and instructed to vote upon the matters specified in the notice of meeting as set forth on this side of this proxy. If no choice is indicated as to a proposal, the proxies shall vote FOR such proposal. The proxies may vote in their discretion on any other matter which may properly come before the meeting.

(1)      Proposal to approve the proposed New                   FOR              AGAINST           ABSTAIN
         Investment Advisory Agreement, and                      __                 __                __
         to ratify the continuation of the Sub-
         Administration Agreement, the
         Sub-Transfer Agency Agreement and
         the Custodian Agreement.

(2)      Election of Trustees

         __      FOR all nominees listed except as marked to the contrary below.

         __      WITHHOLD AUTHORITY for all nominees

         INSTRUCTION:     To withhold authority to vote for any individual
                          nominee, strike a line through the name in the list below.

         Thomas J. Braje                   Joseph C. Jaeger                  Stephen G. Mintos
         David A. Goldfarb                 Frederick J. Long

(3)      Proposal to ratify the selection of                    FOR              AGAINST           ABSTAIN
         Deloitte & Touche LLP as independent                    __                 __                __
         accountants

(4)      Transaction of such other business as                  FOR              AGAINST           ABSTAIN
         may properly come before the meeting                    __                 __                __
         or any adjournment thereof.

Please sign and return.

The proxies are hereby instructed to vote as specified.

x______________________   x______________________  DATED:  _____________, 1996
 (Sign here exactly as name(s) appear above.



NOTE: Signature(s) should agree with name(s) as printed hereon. All joint owners should sign. Fiduciaries please indicate their titles. This proxy is solicited on behalf of the Board of Trustees of The HighMark Group. Please sign and return promptly in the enclosed envelope.

THE HIGHMARK GROUP
P.O. Box 759, San Francisco, CA  94120

-------------------------------------------------------------------------------

                               IMPORTANT PROXY

[ADDRESS]                      PLEASE FILL OUT AND SIGN PROXY TODAY.

                               PLEASE DETACH PROXY BELOW AND RETURN USING THE ENCLOSED SELF-ADDRESSED RETURN ENVELOPE.


                THIS PROXY APPLIES TO THE ACCOUNTS LISTED BELOW

                           THE HIGHMARK TAX-FREE FUND

[Account Number]                                      Number of shares owned
                                                             [_________]

                       PLEASE DO NOT HESITATE TO CONTACT
                      THE HIGHMARK GROUP AT 1-800-433-6884
                         SHOULD YOU HAVE ANY QUESTIONS

                               THIS IS YOUR PROXY
           DETACH AND RETURN BOTTOM PORTION IN THE ENCLOSED ENVELOPE

-------------------------------------------------------------------------------
[Account Number]                THE HIGHMARK GROUP             [________]
                                   TAX-FREE FUND


           Proxy for Special Meeting of Shareholders - March 11, 1996

         The undersigned hereby appoints Stephen G. Mintos and Cynthia L. Lindsey proxies to vote and act at the Special Meeting of Shareholders of the Tax-Free Fund (the "Fund"), a portfolio of The HighMark Group, to be held at the offices of BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 at 9:00 a.m. on March 11, 1996 and at all adjournments thereof, in respect of all Shares of the Fund as to which the undersigned may be entitled to vote or act. Each proxy shall have power of substitution and a majority of said proxies or their substitutes, or any one if only one be present and acting, shall have all powers hereby granted.

         The proxies are hereby authorized and instructed to vote upon the matters specified in the notice of meeting as set forth on this side of this proxy. If no choice is indicated as to a proposal, the proxies shall vote FOR such proposal. The proxies may vote in their discretion on any other matter which may properly come before the meeting.

(1)      Proposal to approve the proposed New                   FOR              AGAINST           ABSTAIN
         Investment Advisory Agreement, and                      __                 __                __
         to ratify the continuation of the Sub-
         Administration Agreement, the
         Sub-Transfer Agency Agreement and
         the Custodian Agreement.

(2)      Election of Trustees

         __ FOR all nominees listed except as marked to the contrary below.

         __      WITHHOLD AUTHORITY for all nominees

         INSTRUCTION:     To withhold authority to vote for any individual
                          nominee, strike a line through the name in the list below.

         Thomas J. Braje                   Joseph C. Jaeger                  Stephen G. Mintos
         David A. Goldfarb                 Frederick J. Long

(3)      Proposal to ratify the selection of                    FOR              AGAINST           ABSTAIN
         Deloitte & Touche LLP as independent                    __                 __                __
         accountants

(4)      Transaction of such other business as                  FOR              AGAINST           ABSTAIN
         may properly come before the meeting                    __                 __                __
         or any adjournment thereof.

Please sign and return.

The proxies are hereby instructed to vote as specified.

x______________________   x______________________  DATED:  _____________, 1996
  (Sign here exactly as name(s) appear above.



NOTE: Signature(s) should agree with name(s) as printed hereon. All joint owners should sign. Fiduciaries please indicate their titles. This proxy is solicited on behalf of the Board of Trustees of The HighMark Group. Please sign and return promptly in the enclosed envelope.





                                      -2-